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                              VAN ECK CHUBB FUNDS

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                               GLOBAL INCOME FUND
                           GOVERNMENT SECURITIES FUND
                             GROWTH AND INCOME FUND
                                TAX-EXEMPT FUND
                               TOTAL RETURN FUND

                         THE VAN ECK PARTNERSHIP SERIES

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                               VAN ECK/CHUBB FUNDS
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Dear Fellow Shareholder:

THE NEW MILLENNIUM

As we entered the year 2000, we had just left behind a year that marked the end of a tremendous decade, measured both in terms of unprecedented U.S. economic growth and soaring equity returns. Our year-end 1999 letter focused on this exuberance: "We enter the new millennium with the American horn of plenty overflowing, but this is not simply a domestic phenomenon. Economies worldwide are strengthening, having recovered strongly from the myriad financial and economic crises of the past few years." But our mood was not all unbridled enthusiasm; we tempered our optimism with the warning, "this positive picture does have its gray spots." And although the overall theme of prosperity continues, the emergence of several gray spots is, in part, what has dominated the story thus far in 2000.

Rarely in the past have economic or financial markets lent themselves to easy predictions, but the six months ended June 30 has been a particularly intense time of uncertainty, volatility, and fear for investors. We entered 2000 with U.S. economic growth at a blistering 5.5%-6.0% for the fourth quarter of 1999 and the technology-rich Nasdaq Composite Index* having soared to new highs (it had gained 85.6% in 1999 and continued its meteoric rise well into this year's first quarter). One couldn't help but wonder if there was enough oxygen at these heights to sustain life. Two questions came to dominate the minds of thoughtful investors: "Will our economy slow?," and "Will this wild technology party come to an end?" With the benefit of some 20/20 hindsight, the answers look like a combination of the somewhat nebulous replies that alight from a quick shake of a toy magic eight ball: YOU CAN RELY ON IT; MOST LIKELY; TRY AGAIN LATER; ANSWERS POINT TO YES; WITHOUT A DOUBT. Yes, there are spots in the U.S. economy that appear to be slowing, but the verdict is not fully in. Yes, technology's wild ride may be more sedate going forward, given the Nasdaq's 37.3% slide between March 10 and May 23. It appears from the results thus far this year that we are in store for more realistic returns not only from technology investments, but from the broader stock market as well.

Ultimately these factors affected the results of the Van/Eck Chubb Funds. The performance of your Funds through June 30 was not as robust as in 1999 for the same period; this is particularly true of the two equity funds, the Growth and Income and the Total Return Funds. However, we are reasonably pleased with the Funds' returns relative to their benchmark indices and mutual fund peer groups. Keep in mind that most equity investments, whether measured by the broad stock market indices or mutual fund indices, had a difficult first half. All of the major stock market indices (except the small-cap Russell 2000 Index**) finished down for the first half: the S&P 500 Index+ returned -0.4%; the Dow Jones Industrial Average (DJIA)++, -8.4%; and the Nasdaq, -2.5%. The average stock mutual fund posted a positive 2.0% and the typical technology fund was up 3.0%, as measured by Lipper Analytical Services. There were some equity asset classes that experienced notable returns, including health/biotechnology, real estate and pure value-oriented mutual funds, but this performance is calculated off fairly depressed levels. At the same time, fixed income investments provided solid returns across most asset classes. In the pages that follow, each individual fund report goes into great detail about specific investment results.

ALL EYES ON THE FED

In our year-end letter, we stated that "monetary policy will command the attention of financial markets in the next few months." This has certainly rung true, with all eyes poised--including those of overseas central banks--on the Federal Reserve Board's monetary action and its ultimate ability to maneuver a "soft landing" for the U.S. economy. While the preoccupation with Fed actions has caused considerable uncertainty in financial markets, both Wall Street and Main Street have tremendous faith in Chairman Alan Greenspan, based on his very successful track record during his 13-year tenure.

The Federal Reserve has been applying a steady brake to the American economy since July of 1999. Reversing the easing given to markets during the

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aftermath of the 1997/98 global financial crisis, the Fed made three 25 basis-point (0.25%) tightenings in 1999 (July, August and November), increasing the short-term federal funds rate (the overnight bank lending rate) from 4.75% to 5.50%. This year, the Fed continued its tightening by boosting rates an additional 100 basis points (1.00%), tightening 25 basis points on February 2 and March 21, and 50 basis points on May 16. In aggregate, the Fed has raised rates a total of 175 basis points since July of 1999, with the federal funds rate at a nine-year high of 6.50%. There is expectation that another round of increases will take place at the next FOMC (Federal Open Market Committee) meeting on August 22.

The results are that we are beginning to see signs of slowing in the economy and less risk of inflation. Pockets of weakness have begun to show in manufacturing, housing (sales of both new and existing homes), and retail consumer spending, and corporate earnings disappointments are on the rise. Nevertheless, our economy remains very strong, especially given our taut labor market--the unemployment rate remains close to 4.0%, just above the 30-year low of 3.9% it reached in April. While Federal Reserve action has certainly knocked the fourth-quarter top off our economy, additional tightening is likely needed to help halt growth to a more sustainable 3%-4% level. (Even these levels would be high, given that from 1975 to 1999, the U.S. economy expanded an average 3.2% a year.) Until the Fed gives a final signal that its work is done, investors continue to be concerned over the direction of interest rates. It is hoped that, come autumn, we can settle into an environment marked by low inflation, moderate growth and healthy corporate profits--the type of environment that, in the past, has supported equity investments.

SURVIVAL OF THE TECH FITTEST

Six months ago, we all may have experienced a fleeting fantasy of becoming Internet dot-com millionaires. But Internet dreams have succumbed to the reality that eventually successful businesses need to generate revenues and profits. This reality hit in early March, as the tech-laden Nasdaq reached a high of 5048.62 on March 10 and then proceeded to fall to 3164.55 by May 23, losing 37.3% of its value. Since then, the Index has rebounded toward the 4000 level. While the biggest blow came in the B2C arena (business to consumer, retailing), the entire technology sector was affected. At the same time, the U.S. Justice Department's antitrust case against Microsoft helped to depress valuations. The hard times experienced by the sector are not all bad news, given that in many cases technology companies had been selling at stratospheric price/earnings multiples. We had all become somewhat comfortable with the swiftly rising tech tide that had been lifting all boats, those with ballast and those without. Last year's adage, "You must be invested in tech," has been replaced this year with, "You must be invested in tech WISELY." This environment is suitable for investors like ourselves who take a more conservative approach to equity investing, choosing those companies that can endure both good and bad times.

Although the technology sector may have taken a beating in the first half, we continue to believe strongly in the secular strength of the New Economy and its technological underpinnings. Market leadership continues to be held by the technology and telecommunications sectors. As we discussed in our year-end letter, this phenomenon has global reach. Technological advancements continue to improve the efficiency and productivity of both American and overseas corporations across most sectors. We continue to believe that ample and exciting investment opportunities abound.

THE SECOND HALF OF 2000

We anticipate that the Fed, as mentioned earlier, is likely to raise interest rates again in August. This should help ease uncertainty in financial markets; equity markets are likely to regain some momentum and, while bond values are likely to come under some pressure, fixed income markets should continue deriving support from the underlying technical supply/demand factors. As we move into the third and fourth quarters, the November presidential elections will command more attention. An interesting power shift seems to be occurring in the dynamics between financial markets and the presidential candidates. This shift has been growing

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over the past ten years and is being fueled by the growing (and now very large)
segment of the U.S population that has a very direct interest in what goes on in the capital markets, and is willing to use their votes as influence. In the past, the rhetoric of presidential candidates has tended to lead and influence capital markets. With this year's election, the reverse seems to be true, with financial markets exerting substantial pressure on the politicians and helping to shape the major issues.

Although this letter may have dwelled on some of the "gray spots," we ask you to remember that the overall picture of the U.S looks promising and remains one of prosperity. In addition, international economies should continue to strengthen; Continental Europe and Asia should continue to recover, while Latin America should stabilize. Nevertheless, financial markets will likely remain volatile and the road ahead may be bumpier, particularly for equity investors. As we have discussed in earlier letters, the double-digit returns that stock investors became accustomed to in the last half of the 1990s are not likely to be sustainable. Historic U.S. stock market returns have averaged between 10-11% a year since 1929; perhaps this year signals a return to these levels.

As we have done in the past, we will continue to manage each Fund with our prudent risk-averse approach, designed to provide successful long-term results. We thank you for your continued investment in the Van Eck/Chubb Funds and we look forward to serving you in the years ahead.

[Photo omitted]

/s/ MICHAEL O'REILLY
--------------------
MICHAEL O'REILLY
PRESIDENT
VAN ECK/CHUBB FUNDS
PRESIDENT AND CHIEF OPERATING OFFICER
CHUBB ASSET MANAGERS, INC.

July 17, 2000

The Nasdaq Composite Index, Russell 2000 Index, Standard & Poor's 500 Index and Dow Jones Industrial Average are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small cap stocks.

** The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

+ The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

++ The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
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THE VAN ECK/CHUBB GLOBAL INCOME FUND SEEKS CAPITAL APPRECIATION AND A STEADY
FLOW OF DIVIDEND INCOME BY INVESTING PRIMARILY IN HIGH-GRADE U.S. AND INTERNATIONAL DEBT SECURITIES. UNDER NORMAL CONDITIONS, THE FUND MAINTAINS AT LEAST 75% OF ITS PORTFOLIO IN INVESTMENT GRADE SECURITIES, WHICH ARE OFTEN FOUND IN THE MORE MATURE INVESTMENT MARKETS OF DEVELOPED NATIONS.

We are pleased to report that, for the six months ended June 30, 2000, relative performance has improved for the Van Eck/Chubb Global Income Fund. As we discussed in our year-end letter to you, 1999 had been a difficult year for global fixed income markets and for your Fund, which underperformed its benchmarks. Results thus far in 2000 have improved, with the Fund's six-month total return of -0.32% roughly in line with the 0.03% return (in U.S. dollar terms) of its benchmark index, the Salomon Smith Barney World Government Bond Index (WGBI).* The peer group of mutual funds, as measured by the Lipper Global Income Fund Index** gained 0.57% during this time period. Your Fund's performance results for longer periods are included in the table that follows.

ECONOMIC AND BOND MARKET OVERVIEW

In local currency terms, the Salomon Smith Barney WGBI showed a reasonably robust return of just under 3.0% in the first half of the year. The U.S. dollar bloc bond markets performed the best, with the United States, Canada and Australia all producing returns of more than 5%. The Japanese bond market was the worst performing of the major markets, with a return of just 0.7% during this period.

However, the strength of the U.S. dollar weighed on the performance of the Salomon Smith Barney WGBI in U.S. dollar terms, and the Index remained effectively unchanged for the period, gaining just 0.03%. In dollar terms, the European bond markets, including the UK, returned approximately -2.0% and the Japanese bond market, -2.6%. The euro's weakness continued in the first half with the euro hitting new lows against the dollar in May. By the end of June, the euro had recovered by about 8% from its lows, leaving it around 19% below its launch value in 1999.

Most of the major bond market yield curves either flattened or inverted over the period, as investors anticipated that central banks would continue to take whatever action was necessary to moderate growth and keep inflation subdued. Although the U.S. Federal Reserve raised the federal funds rate (the overnight bank lending rate) from 5.5% to 6.5% in the first six months, longer-maturity bond yields showed a significant decline with, for example, 30-year U.S. Treasury yields dropping from 6.48% to 5.90%. Similarly, the European Central Bank (ECB) raised the repo rate from 3.00% to 4.25% in four stages over the period, while 30-year German bond yields dropped from approximately 6.00% to 5.50%. In both the U.S. and Eurozone, reduced expectations of government bond issuance also proved very supportive to the bond markets, particularly at the long end. The U.S. Treasury announced a larger-than-expected program of buying back government bonds and the relatively robust Eurozone economy is likely to allow a smaller-than-previously-expected issuance program. These programs of reducing outstanding debt, either by buying back outstanding debt or reducing the issuance of new debt, are a direct reflection of the strong fiscal health of both regions. The low supply of government bonds relative to corporate bonds also contributed to a significant widening of credit spreads over the period, as corporate bonds underperformed government bonds.

In the UK, despite a strong fiscal position and a government cash windfall from proceeds of the mobile phone license auction, which at 23 billion pounds was many times higher than expected, yields at the long end did not fall as much as at shorter maturities. This was in part due to expectations that changes to pension legislation would make long-dated gilts less attractive.

The exception to this pattern of a healthy fiscal position and declining bond issuance was Japan. The Japanese government's program of fiscal stimulus resulted in significant issuance of government bonds. The deteriorating fiscal position was a major factor in leading Moody's and Fitch

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IBCA, the rating agencies, to downgrade Japan's credit rating one notch from the most secure Aaa rating. Despite this, the Japanese bond market managed a modestly positive return, in part helped by the reinvestment of maturing postal savings deposits into the bond market.

Despite continuing strong economic growth in the U.S. and Europe, in general, future growth expectations were reined in during the period, as were expectations of where short-term interest rates are likely to peak. Incipient signs of slowing in the U.S. economy came through in the form of weakness in the manufacturing, housing and retail sectors. While the Federal Reserve and the ECB are likely to raise rates once or twice more, this is not as likely in the UK. The Bank of Japan, in contrast, is expected to end the zero interest rate policy by autumn, largely to redress market inefficiencies caused by the policy rather than to address any economic turnaround. After a surprisingly high first-quarter growth figure, the economy appeared to have lost pace and industrial production data remained weak.

FUND REVIEW

We avoided investing in Japanese bonds, the worst performing bonds of the major markets over the period, as the very low yield levels combined with a worsening fiscal position served to make the market relatively unattractive. We did, however, maintain the Fund's exposure to the yen over the period, (although it held less than that of the Salomon Smith Barney WGBI), as the high current account surplus and tendency of Japanese exporters to hedge foreign currency receivables into yen provided some underpinning to the currency.

We maintained an overweight position in European bonds in expectation that economic growth would remain at current levels, thus prolonging the existing output gap (i.e., economic production below capacity). This, together with European Central Bank rate rises, should control inflation. However, this background was thought unlikely to prove supportive to the euro, and the Fund's European bond holdings were largely currency-hedged back into U.S. dollars. The scale of the currency hedging was reduced over the period as the extent of the euro's decline reduced the risk of further significant falls. We continued to overweight UK corporate bonds, but hedged the currency exposure back into U.S. dollars. The overall quality of the Fund's portfolio was improved over the period by reducing holdings of non-investment grade bonds and increasing the proportions of both government and investment-grade bonds.

THE OUTLOOK

Focus in the developed nations will continue to be on the direction of interest rates and on the continued action of central banks. Fiscal and monetary policy that supports moderate economic growth while curbing inflation is the ultimate goal. Inflationary pressures have been building in both the U.S. and European economies (with the exception of the UK) and it is our expectation that central banks will continue their restrictive monetary policies by increasing rates. While this may put some negative pressure on bond values, the government bond markets should continue to derive some support from the underlying technical supply/demand factors. We will continue to be cautious about Japan. Outside the major bond markets, we will continue to look for opportunities in the developing markets of Eastern Europe.

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We thank you for your investment in the Van Eck/Chubb Global Income Fund and we look forward to continuing to help you meet your investment objectives.

[Photo omitted]                  [Photo omitted]

/s/ ROGER C.P. BROOKHOUSE        /s/ MARJORIE D. RAINES
-------------------------        ----------------------
ROGER C.P. BROOKHOUSE            MARJORIE D. RAINES
SENIOR VICE PRESIDENT            SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.       CHUBB ASSET MANAGERS, INC.


[Photo omitted]

/s/ EMMA C. FISHWICK
--------------------
EMMA C. FISHWICK
VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

July 17, 2000



The Salomon Smith Barney World Government Bond Index and the Lipper Global Income Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of 17 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

** The Lipper Global Income Fund Index is comprised of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issues located in at least three countries, one of which may be the United States. The Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the global income category.

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
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-----------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/00
-----------------------------------------------------------------
                                  AFTER
                                 MAXIMUM         BEFORE
AVERAGE ANNUAL                    SALES          SALES
TOTAL RETURN                     CHARGE*        CHARGE
-----------------------------------------------------------------
Life (since 9/1/95)              1.62%            2.65%
-----------------------------------------------------------------
1 Year                          (6.84)%          (2.24)%
-----------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*  Maximum sales charge is 4.75%

--------------------------------------------------------------------------------

                               % OF PORTFOLIO(1)

[Figures below represent pie chart in printed piece]

Government and
Agency Obligations:     58.7%
Corporate Bonds:        31.5%
Short-Term Obligations:  3.7%
Other Net Assets:        6.1%

                                 TOP COUNTRIES
                                      U.S.
                                     France
                                    Germany
                                 United Kingdom
                                  Netherlands

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   8.4 Years

                               PORTFOLIO DURATION
                                   5.6 Years

                                30-DAY SEC YIELD
                                     5.53%
--------------------------------------------------------------------------------

(1) As a percentage of total net assets at June 30, 2000.


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                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
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THE VAN ECK/CHUBB GOVERNMENT SECURITIES FUND SEEKS TO EARN A HIGH LEVEL OF
INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL VALUE. THE FUND WILL TYPICALLY BE INVESTED IN A COMBINATION OF U.S. TREASURY NOTES AND BONDS, GOVERNMENT AGENCY DEBENTURES AND/OR GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES, SUCH AS THOSE ISSUED BY "FANNIE MAE" OR "FREDDIE MAC."

For the first six months of the year 2000, the Van Eck/Chubb Government Securities Fund achieved a total return of 3.83%, reflecting the reinvestment of monthly dividends and price appreciation. For this period, your Fund's performance was comparable to its peer group of mutual funds, which returned 4.04% as measured by the Lipper General U.S. Government Fund Index.* We are pleased to report that, thus far, the year 2000 has been a better year than 1999 for bond investors. Your Fund's performance results for longer periods are included in the table that follows.

U.S. BOND MARKET OVERVIEW

In many ways, the first half of 2000 saw a continuation of the trends seen in 1999. As we discussed in our year-end letter, the volatility that had affected global capital markets in both 1997 and 1998 dissipated during 1999. Economies around the world, especially those in Asia, continued to stabilize and return to positive growth. The U.S. continued its amazing economic performance. Central banks throughout the world, no longer burdened with crisis management, began assessing the combination of secular (long-term) and cyclical forces that help determine appropriate monetary policy. For most developed countries outside of Asia, this meant responding to the robust growth by tightening monetary policy to help stave off inflationary pressures.

As we write this letter, the U.S. economy continues to benefit from many of the secular forces that have aided the longest non-inflationary expansion in the post-war period, now in its tenth year. These forces include global competition and technology-based productivity gains. While the Federal Reserve and Chairman Alan Greenspan appreciate these factors, they have embarked on a preemptive tightening cycle to cool growth and contain inflation. In 1999, the Federal Reserve took back the 75 basis points (0.75%) of easing that they gave to the markets during the global financial crisis in 1998. Thus far in 2000, they have raised the targeted federal funds rate an additional 100 basis points, with 50 basis points added at the May 16 meeting. There are some signs that the economy may finally be slowing down from the blistering pace that we had seen over the last year. Cyclical inflationary pressures, however, appear to be building and it is not yet clear if final demand in the economy has slowed enough to satisfy the Federal Reserve. We expect the Federal Reserve to raise rates again, for the seventh time since July 1999, at the next FOMC (Federal Open Market Committee) meeting on August 22.

Given the cyclical inflation backdrop, the strong economy, strong credit growth and a tightening-biased Federal Reserve, one might have assumed that interest rates would have moved higher over the first half of 2000. Yields, which move inversely to prices, fell during the first half. This was due in part to the higher prices investors are willing to pay for longer-maturity U.S. Treasuries. Due in large part to the substantial U.S. federal budget surplus and the subsequent paying down of government debt, demand for Treasuries has been outpacing supply. Through June 30, interest rates of shorter maturity two-year Treasury notes rose 12 basis points while intermediate10- and long-term 30-year Treasury bonds fell 41 and 58 basis points, respectively. At June 30, the yield on the 30-year Treasury bond stood at 5.90%.

FUND REVIEW

In our year-end letter we had called 1999 "the worst year since 1994 and the second worst year since 1973" for bond investors. In 1999, your Fund returned -1.20%, way ahead of its peer group average, which lost 2.66%. The year 2000 has provided better results for bonds, but, as mentioned above, your Fund slightly underperformed in the first half. The Fund's performance was driven by its weighting in higher yielding alternatives to Treasury bond spread product, whose prices did not appreciate as much as Treasury securities. Treasuries,

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                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

as we discussed, benefited from unique technical supply/demand factors that helped drive up values. We also shortened the average maturity of the Fund's portfolio as a defensive measure, due to the modest rise in cyclical inflationary pressures that we saw developing. Throughout the first half, your Fund continued to be diversified. At June 30, your Fund was 20.4% invested in Treasuries, 30.8% in mortgage-backed securities, and 45.5% in putable agency debentures.

PORTFOLIO OUTLOOK

With the decline in long-term interest rates that we have seen so far this year, along with a rise in year-over-year inflation as measured by the consumer price index, bonds had moved from the zone of above-average value at year end to slightly below-average value at midyear. Real interest rates (nominal rates minus inflation) on 30-year Treasuries stood at almost 4.00% at the end of 1999 but had fallen to 2.80% at June 30 (a nominal rate of 5.90% minus 3.1% inflation). We feel that the best time to extend the maturity structure of the Fund's portfolio is when it appears that inflation has peaked; we do not believe that it has yet. The timing will most likely depend on when the economy slows enough to take the cyclical pressures off the extremely tight labor markets. In the intervening period, we will maintain our strategy of investing in shorter, intermediate-maturity securities.

Thank you for your investment in the Van Eck/Chubb Government Securities Fund. We look forward to helping you meet your investment goals now and in the future.


[PHOTO OMITTED]                 [PHOTO OMITTED]

/s/ NED I. GERSTMAN             /s/ PAUL R. GEYER
-------------------             -----------------
NED I. GERSTMAN                 PAUL R. GEYER
SENIOR VICE PRESIDENT           VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.      CHUBB ASSET MANAGERS, INC.

July 17, 2000


 The Lipper General U.S. Government Fund Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Lipper General U.S. Government Fund Index is comprised of funds that invest at least 65% of their assets in U.S. Government and agency issues. The Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the general U.S. Government category.

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                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

----------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/00
----------------------------------------------------------------
                                  AFTER
                                 MAXIMUM        BEFORE
AVERAGE ANNUAL                    SALES          SALES
TOTAL RETURN                     CHARGE*        CHARGE
----------------------------------------------------------------
Life (since 12/1/87)             7.54%           7.95%
----------------------------------------------------------------
10 Year                          6.89%           7.42%
----------------------------------------------------------------
5 Year                           4.62%           5.64%
----------------------------------------------------------------
1 Year                          (1.22)%          3.71%
----------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*Maximum sales charge is 4.75%

--------------------------------------------------------------------------------

                               % OF PORTFOLIO (1)

[Figures below represent pie chart in printed piece]

U.S. Government and
Agency Obligations:             94.3%
Other Net Assets:                2.4%
Short-Term Obligations:          3.3%

PORTFOLIO COMPOSITION           % OF PORTFOLIO(1)
 Tennessee Valley Authority             45.5%
  Putable Debentures
 Federal National Mortgage              30.8%
  Association Securities
 U.S. Treasury Securities               20.4%
 Federal Farm Credit Bank                0.9%
  Securities

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   6.7 Years

                               PORTFOLIO DURATION
                                    4.4 years

                                30-DAY SEC YIELD
                                      5.52%

--------------------------------------------------------------------------------
(1) As a percentage of total net assets at June 30, 2000.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

THE VAN ECK/CHUBB GROWTH AND INCOME FUND'S PRIMARY OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN STOCKS OF LEADING LARGE- AND MEDIUM-CAPITALIZATION U.S. COMPANIES. THE FUND MANAGER LOOKS FOR VALUE BY INVESTING IN ESTABLISHED COMPANIES THAT ARE SELLING AT A DISCOUNT TO THE MARKET IN TERMS OF SEVERAL MEASURES-INCLUDING PRICE EARNINGS RATIOS-AND THAT HAVE SOLID FUTURE PROSPECTS (PRIMARILY DEFINED AS FUTURE GROWTH POTENTIAL ABOVE THE S&P 500 INDEX). THIS STRATEGY HELPS KEEP THE FUND'S VOLATILITY BELOW THAT OF THE U.S. STOCK MARKET IN GENERAL. AS A SECONDARY OBJECTIVE, THE FUND SEEKS A REASONABLE LEVEL OF CURRENT INCOME THROUGH STOCK DIVIDENDS.

The first half of 2000 brought divergent results for the Van Eck/Chubb Growth and Income Fund, reflecting the challenges and volatility that plagued most equity investors. Coming off an excellent year in 1999, your Fund experienced a strong first quarter and gained 6.02%; however, this was offset by an 8.57% decline in the second quarter. For the six months ended June 30, the Fund was down 3.06%. All major stock market indices (except the small-cap Russell 2000 Index*) finished down for the first half as well: the S&P 500 Index** returned -0.42%; the Dow Jones Industrial Average,+ -8.44%; and the Nasdaq Composite Index,++ -2.46%. Your Fund's specific peer group of mutual funds, as measured by the Lipper Multi-Cap Value Fund Index+++, lost 0.77%. While your Fund underperformed relative to its peer group on a year-to-date basis, we are pleased to report that its trailing one-year 12.46% total return significantly outpaced the 6.66% loss of its peers. Your Fund's performance results for longer periods are included in the table that follows.

U.S. EQUITY MARKET OVERVIEW

As we entered the new millennium, the U.S. economy was growing at an above-trend 5.5%-6.0% and the stock market, as measured by the S&P 500 Index, had just delivered its fifth consecutive year of 20-plus percent returns. The Nasdaq soared 85.6% in 1999, the best one-year gain ever for a market index. Technology stocks were the primary drivers of these spectacular returns and a tremendous buzz gripped both Wall Street and Main Street over the seemingly endless potential of the Internet dot-com sector. This giddy party, marked by staggering price/earnings multiples, continued into the first quarter. Many individual and institutional investors who had remained on the technology sidelines in 1999 jumped in during the first quarter of 2000. Having gained momentum after the end of 1998's emerging markets fiscal crisis, the technology ride seemed unstoppable. But on March 10, the Nasdaq began its painful slide and did not stop falling until it had lost 37.3% of its value by May 23. In the month of June, the Index recovered quite a bit, but the decline helped bring perspective to the marketplace. We were reminded that some Old Economy truths should not be forgotten in our New Economy: what goes up too high often falls hard, and successful companies, no matter how engaging the business idea, need to generate revenues. Many New Economy industries have lagged in the first half and, thus far in 2000, the leading sectors have been classic defensive industries: the pharmaceutical sector (benefiting from new drug announcements), consumer goods and food (fueled by merger talks), and finally, energy.

While the technology blood-letting may have dominated the headlines, the Federal Reserve Board continued to draw the spotlight in its bid to slow America's economic growth. The Federal Reserve's current round of tightening began in July of 1999 and has continued through May 16 of this year. The Fed added 75 basis points (0.75%) in 1999 and has added another 100 basis points thus far in 2000 (25 basis points on February 2 and on March 21, and 50 basis points on May
16)--a total of 175 basis points over the period, increasing the federal funds rate (overnight bank lending rate) to a nine-year high of 6.50%. It is widely expected that the Fed will increase rates again at the next FOMC (Federal Open Market Committee) meeting to be held August 22. We believe this may signal the end of Fed tightening. Although the U.S. labor market remains very tight, with unemployment persisting close to the historically low level of 4.0%, weakness is beginning to show in significant areas. The housing, retail and manufacturing sectors of the

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

economy are off from their recent highs, and corporate earnings disappointments are increasing.

Historically, the best recipe for good stock market returns has been an environment characterized by low inflation, moderate economic growth, healthy corporate profits, and a "friendly" Federal Reserve Board--one that is interested in protecting financial assets by containing inflation. It is our belief that once the Federal Reserve completes its current cycle of rate increases and achieves its "soft-landing" goal, the environment for equity investing will improve. In any case, the terrain is likely to be more difficult to maneuver, as has been the case this year. We feel that the excessive stock returns that investors enjoyed in the latter half of the 1990s are an historic aberration. Equity returns, going forward, are likely to revert to their 10%-11% average annual levels (since 1929). The possibility of flat and down years continues to exist.

FUND REVIEW

Our approach throughout the first half of 2000 was to continue to improve the overall quality of the portfolio and to position the Fund for what we believe will be a more difficult period ahead. Your Fund held 52 companies at June 30 and each represents our philosophy of choosing those enterprises that should succeed over the long term. The Fund's portfolio has a good balance of both fast-growing New Economy companies and stable, well-established Old Economy companies.

During the first six months of 2000, the Fund's greatest sector shifts were achieved by reducing the Fund's exposure to technology and increasing its weightings in several sectors, including financial services, consumer goods and energy. As we explained in December's year-end letter, we had increased your Fund's technology investments from a modest 10% at year-end 1998 to more than 50% by year-end 1999. At the time, our intent was to take advantage of the clear secular (long-term) shift that had favored a large-capitalization, momentum- and technology-driven market. This helped performance in 1999 and through the first quarter of 2000, but exposed us to some of the downside that occurred after the technology sector weakened in March. On the other hand, our avoidance of risky dot-com companies with unproven business models protected the Fund when the technology market soured. We are not fully avoiding the Internet, rather our approach is to carefully select well-established names that are helping to build the Internet's backbone, and which stand to benefit from Internet growth.

Despite its negative impact on recent performance, we remain very bullish on the long-term prospects for technology and telecommunications. At June 30, the Fund's technology weighting was a substantial 40%. We made several changes in this sector during the last six months, including selling shares to take profits in strong performers like Oracle (2.2% of the Funds total net assets at June 30) and Sun Microsystems (2.0% of assets). Given the pressures in the PC (personal computer) business, we sold out of several holdings in the Computers and Computer Software sector including Computer Sciences, Compuware, BMC Software, and IBM (all of which represented 0% of assets at June 30). At the same time, we added new holdings that represent the growing wave of technology outsourcing--the model being spearheaded by highly successful technology companies such as Cisco Systems (2.7% of assets). By outsourcing the risky ends of their businesses, including manufacturing and inventory management, the leading technology players can concentrate on what they do best: engineering and design. It's a model that is expected to grow exponentially over the next several years and to benefit high-quality providers like Sanmina Corp. (3.4% of assets) and Solectron Corp. (2.8% of assets), two new additions to your Fund's top holdings. Both are independent providers of customized manufacturing services (including printed circuit boards) to electronics equipment manufacturers. Nortel (3.1% of assets) was also added to the Fund's top-ten list and is a provider of research, design and development for processing systems in the telecommunications industry.

Notable additions outside of technology included Anheuser-Busch (2.7% of assets), the beverage and brewing holding company; Costco (2.2% of assets), the national discount-merchandise warehouse chain;

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

Wells Fargo (2.2% of assets), a nationwide diversified financial services company; and Chevron (2.5% of assets), the petroleum multinational. All four are included in your Fund's top twenty holdings.

OUTLOOK

In the past, presidential election years have generally been good ones for equity investments. Perhaps this, combined with an end to the Federal Reserve's wave of tightening, will help rebuild confidence in equities. It shouldn't take much good news given the significant equity participation of baby-boomers. Nevertheless, a more tempered approach to investing by choosing those companies with the best long-term prospects is more likely to be rewarded in the coming months. Uncovering high-quality enterprises is always more critical when the stock market slows. The pursuit of this quality is what drives our individual stock selection process. As we have done in the past, we will continue to seek out those companies where earnings growth appears sustainable in the 10-30% range--companies that have improving earnings and future prospects. By following our consistent discipline of choosing quality companies at reasonable valuations, we believe your Fund is well positioned for the remainder of 2000.

We thank you for your investment in the
Van Eck/Chubb Growth and Income Fund and we look forward to continuing to help you meet your investment objectives.

[PHOTO OMITTED]

/s/ ROBERT WITKOFF
------------------
ROBERT WITKOFF
SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

July 17, 2000


    The Russell 2000 Index, Standard & Poor's 500 Index, Dow Jones Industrial Average, Nasdaq Composite Index and Lipper Multi-Cap Value Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

** The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+ The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

++ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

+++ The Lipper Multi-Cap Value Fund Index is an index comprised of funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


----------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/00
----------------------------------------------------------------
                                  AFTER
                                 MAXIMUM        BEFORE
AVERAGE ANNUAL                    SALES          SALES
TOTAL RETURN                     CHARGE*        CHARGE
----------------------------------------------------------------
Life (since 12/1/87)            14.50%          15.04%
----------------------------------------------------------------
10 Year                         13.46%          14.14%
----------------------------------------------------------------
5 Year                          15.07%          16.44%
----------------------------------------------------------------
1 Year                           5.99%          12.46%
----------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* Maximum sales charge is 5.75%

--------------------------------------------------------------------------------

                                % OF PORTFOLIO(1)

[Figures below represent pie chart in printed piece]

Common Stocks:          97.9%
Other Net Assets:        2.1%

TOP TEN EQUITIES                        % OF PORTFOLIO(1)
  Sanmina Corp.                                 3.4%
  Koninklijke (Royal) Philips
   Electronics N.V.                             3.2%
  Baxter International, Inc.                    3.2%
  Microsoft Corp.                               3.2%
  Nortel Networks Co.                           3.1%
  Solectron Corp.                               2.8%
  General Electric Co.                          2.7%
  Lucent Technologies, Inc.                     2.7%
  Cisco Systems, Inc.                           2.7%
  Anheuser-Busch Companies, Inc.                2.7%

TOP TEN INDUSTRIES                      % OF PORTFOLIO(1)
  Computers & Computer Software                 17.9%
  Electronics                                   14.3%
  Telecommunications                            13.7%
  Oil & Gas Equipment and Services              10.8%
  Technology                                     7.3%
  Retail                                         6.2%
  Financial Services                             5.7%
  Medical-Healthcare Services                    3.3%
  Electrical Equipment                           2.7%
  Brewers                                        2.7%
--------------------------------------------------------------------------------

(1) As a percentage of total net assets at June 30, 2000.

                          VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TAX-EXEMPT FUND SEEKS A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND'S MANAGERS PERFORM RIGOROUS CREDIT ANALYSIS IN SELECTING TAX-EXEMPT BONDS FROM ACROSS THE U.S. THE FUND EMPHASIZES INVESTMENT-GRADE SECURITIES, INCLUDING GENERAL OBLIGATION AND REVENUE BACKED BONDS.

Thus far in 2000, the Van Eck/Chubb Tax-Exempt Fund has experienced good relative results. For the six months ended June 30, 2000, your Fund gained 3.70%, versus 4.03% posted by its peer group of mutual funds as measured by the Lipper General Municipal Debt Fund Index.* At the same time, the benchmark Lehman Brothers Municipal Bond Index** gained 4.48% for the period. Your Fund's performance results for longer periods are included in the table that follows.

U.S. MUNICIPAL MARKET OVERVIEW

Coming off a very difficult 1999, the municipal bond market rebounded well in the first half of 2000, especially during the first quarter. In our year-end letter, we had said that 1999 was "the worst year for bonds since 1994 and the second worst year since 1973." Inflation jitters and rising interest rates were to blame, along with lackluster demand for bonds from investors who favored the higher potential returns of equities." In 2000, bond markets have been supported by several factors:
1) a general reverse in the negative sentiment that characterized 1999; 2) increased confidence that the Federal Reserve Board is helping to slow the U.S. economy; 3) the disappointing results of equity markets, especially the dramatic slide of the Nasdaq+; and 4) within the municipal marketplace, a significant decrease in available supply.

Of these four factors, the actions of the Federal Reserve Board have commanded the most attention from bond investors. With U.S. economic strength continuing to exceed all predictions, the Federal Reserve Board has occupied center stage in its bid to slow America's economic growth (which was a blistering 5.5%-6.0% in the fourth quarter of 1999). Through June 30, the Fed extended its cycle of preemptive tightening by increasing rates an additional 100 basis points (1.00%)--25 basis points on February 2 and March 21, and 50 basis points on May
16. All told, the Fed has raised rates six times between July 1999 and May 2000, increasing the short-term federal funds rate (the overnight bank lending rate) from 4.75% to 6.50%, a total of 175 basis points. Another round of increases is expected at the next FOMC (Federal Open Market Committee) meeting on August 22. Many believe this will signal the end of Fed tightening. Signs of slowing have emerged in manufacturing, housing sales (both new and existing homes) and retail consumer spending, and are being reflected in some corporate earnings disappointments. These small signs of economic slowdown have benefited fixed income investments. At the same time, the extreme volatility and the lackluster results of equity investments have turned attention toward bonds.

For the six-month period ended June 30, long-term municipal bonds slightly underperformed long-term Treasuries, although both asset classes experienced a positive return during the period. The yield on the Bond Buyer 20-Bond General Obligation Index (BB20), the benchmark we follow to monitor long-term municipal yields, declined 23 basis points from 6.00% to 5.77%. At the same time, 30-year Treasury bond yields fell 58 basis points, from 6.48% to 5.90%. The Treasury market continues to outperform, given that the U.S. government is buying back a substantial portion of its outstanding debt in response to the shrinking federal budget deficit. New supply is severely limited and risk-sensitive investors have been willing to pay a substantial premium for Treasuries. There is even some talk that the current administration will announce a plan to retire the country's entire privately held U.S Treasury debt by 2013. These Treasury market factors have caused longer-maturity municipals to trade at very high ratios to Treasuries, from 95% to 100%. When municipals reach these levels, they are considered more attractive on a relative basis.

On an absolute basis, a combination of factors continued to support the solid performance of municipal bonds. In the first six months of 2000,

                          VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

the supply of new issues was far below 1999 levels. Volume has declined 25%-30% and refundings are off by more than 70%. During the extended period of low interest rates in 1998 and early 1999, refundings peaked. The current supply crunch is a direct reflection of the fiscal and financial health enjoyed by most state and local governments; owing in large part to the prolonged economic expansion, state and local surpluses are at their highest levels since the early 1980s. To finance infrastructure building and other projects, many financially flush municipalities prefer financing with a pay-as-you-go strategy rather than borrowing through debt issuance. The decline in supply has helped buoy prices, particularly in the intermediate maturity range--an asset class favored by new wealth being created in states like California. At the same time, municipal credit quality continues to improve. The second quarter of 2000 marked the 19th consecutive quarter in which debt-rating upgrades exceeded downgrades in the public finance arena.

FUND REVIEW

On several fronts very little has changed in the management of your Fund since we last wrote to you in January. We continue to maintain a barbell maturity strategy of both shorter maturity and longer-term securities. We strive, over differing market cycles, to offer solid returns to shareholders in both up and down markets.

We continue to maintain a very high level of credit quality with 70% of the Fund invested in Aaa- and Aa-rated paper--the two highest credit categories. The persistent narrow yield spreads among credit categories provide little incentive to lessen the quality of the Fund's portfolio. As was the case at year end, our favorite states continue to be New York, Washington, Indiana and Texas. At June 30, your Fund was 15.0% invested in New York, 13.6% in Washington, 11.5% in Indiana and 6.5% in Texas. All four of these states are experiencing tremendous growth and fiscal health. The transportation arena remains our choice credit sector, with airport and toll road credits providing ongoing opportunities. On the other hand, we continue to be cautious about the healthcare sector, given the generally poor performance of hospital systems nationwide.

OUTLOOK

At year-end 1999, we expressed our hope to see renewed interest in municipal bonds in 2000. Results thus far in 2000 indicate that interest may be building, even though the U.S. Treasury market continues to dominate. If equity markets continue to stall, demand from market participants should increase. With the Fed's cycle of tightening coming to a close, markets are likely to be less preoccupied about the direction of interest rates. As Fed action filters through the economy, we expect interest rates and bond yields to stabilize and even decline, and this is good news for the value of bonds. Although the presidential election will command some attention in the coming months, it should have only a slight impact on bond markets. None of the major tax law changes being discussed are likely to threaten municipals. Municipal yields are still very attractive; a 5.77% tax-free yield is equivalent to a 9.55% taxable yield for taxpayers in the maximum 39.6% federal income tax bracket. As we have stated before, municipals continue to make sense for long-term risk and tax conscious investors.

We thank you for your investment in the Van Eck/Chubb Tax-Exempt Fund and look forward to helping you meet your investment goals in the months ahead.

[PHOTO OMITTED                 PHOTO OMITTED

/s/ FREDERICK W. GAERTNER      /s/ THOMAS J. SWARTZ, III
-------------------------      -------------------------
FREDERICK W. GAERTNER          THOMAS J. SWARTZ, III
SENIOR VICE PRESIDENT          VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.     CHUBB ASSET MANAGERS, INC.

July 10, 2000

                          VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

   The Lipper General Municipal Debt Fund Index, Lehman Brothers Municipal Bond Index and Nasdaq Composite Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Lipper General Municipal Debt Fund Index includes funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the municipal debt category.

** The Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark of municipal bonds selected to represent the overall municipal market. The bonds in the Index are investment grade and geographically unrestricted.

+ The Nasdaq Composite Index is a broad-based capitalization- weighted index of all Nasdaq national market and small-cap stocks.

-----------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/00
-----------------------------------------------------------------
                                  AFTER
                                 MAXIMUM         BEFORE
AVERAGE ANNUAL                    SALES           SALES
TOTAL RETURN                     CHARGE*         CHARGE
-----------------------------------------------------------------
Life (since 12/1/87)             6.84%           7.26%
-----------------------------------------------------------------
10 Year                          5.81%           6.33%
-----------------------------------------------------------------
5 Year                           4.02%           5.03%
-----------------------------------------------------------------
1 Year                          (3.41)%          1.44%
-----------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. Income may be subject to state and local taxes and the Alternative Minimum Tax.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*Maximum sales charge is 4.75%

--------------------------------------------------------------------------------

                               % OF PORTFOLIO(1)

[Figures below represent pie chart in printed piece]

Municipal Bonds:                96.6%
Other Net Assets:                3.4%

                               PORTFOLIO QUALITY

RATING(2)                                 % OF PORTFOLIO(1)
  Aaa                                           54.6%
  Aa                                            15.7%
  A                                             16.2%
  Baa                                           11.4%
  Not Rated                                      2.1%

TOP TEN STATES                            % OF PORTFOLIO(1)
  New York                                      15.0%
  Washington                                    13.6%
  Indiana                                       11.5%
  Texas                                          6.5%
  Tennessee                                      6.3%
  New Jersey                                     6.2%
  Massachusetts                                  5.6%
  Illinois                                       5.4%
  Florida                                        4.8%
  Connecticut                                    4.4%

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   10.5 Years

                               PORTFOLIO DURATION
                                   7.2 Years

                                30-DAY SEC YIELD
                                     4.35%

--------------------------------------------------------------------------------
(1) As a percentage of total net assets at June 30, 2000.
(2) Predominantly Moody's Investors Service ratings.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TOTAL RETURN FUND SEEKS TO PROVIDE BOTH INCOME AND CAPITAL APPRECIATION USING A STRATEGIC COMBINATION OF HIGH-QUALITY BONDS AND THE COMMON STOCKS OF BOTH LARGE- AND MEDIUM-CAPITALIZATION COMPANIES. STOCKS ARE SELECTED USING A RELATIVE VALUE APPROACH. FUND MANAGERS MONITOR AND ADJUST THE ASSET MIX BASED ON CONTINUOUS ANALYSIS OF THE FINANCIAL MARKETS. IN MOST MARKETS, ABOUT 60% TO 70% OF THE FUND'S ASSETS WILL BE INVESTED IN COMMON STOCKS.

The Van Eck/Chubb Total Return Fund, after providing excellent performance in 1999, endured the volatile market conditions presented in the first six months of 2000 and managed to return 1.60%. The Fund slightly underperformed the benchmark index of its peer mutual funds, the Lipper Balanced Fund Index*, which gained 1.74%. We are pleased to report, however, that on a trailing one-year basis, your Fund outpaced its peer group with a 13.76% total return compared to a 4.43% return for the Lipper Index. Equity investors were presented with more than a few hurdles during this time period as most major stock indices declined (S&P 500 Index**, -0.42%; Dow Jones Industrial Average+, -8.44%; Nasdaq Composite Index++, -2.46%). On the other hand, domestic fixed income markets offered positive returns; the Lehman Brothers Government Bond Index+++ gained 4.97% for the period and the Lehman Brothers Corporate Bond Index++++ gained 2.68%. Your Fund's performance results for longer periods are included in the table that follows.

REVIEW OF MARKETS

We entered the year 2000 with the U.S. economy growing at above-desired levels of approximately 5.5% and the stock market, as measured by the S&P 500 Index, delivering its fifth consecutive year of 20-plus percent returns. The Nasdaq, greatly driven by technology stocks, soared 85.6% in 1999, the best one-year gain ever for a market index. The high-flying tech sector continued to hold the attention of both Wall Street and Main Street well into the first quarter. However, the party came to an end when, on March 10, the Nasdaq began its painful slide and eventually lost over one third of its value by the end of May. The Index made a substantial recovery in June, but the landslide brought much-needed perspective to the marketplace. Investors were reminded that successful companies, no matter how engaging the business idea, need to generate profits. Interest in technology waned and interest in some Old Economy sectors increased, such as pharmaceuticals, consumer goods and energy.

In an attempt to slow the U.S. economy, the Federal Reserve continued its gradualist approach to tighter monetary policy during the period under review. Interest rates have been raised a total of six times in twelve months including an unusual step of a single 50 basis-point (0.50%) increase in May. Since July 1999, the overnight bank lending rate has been increased a total of 175 basis points to a nine-year high of 6.50%. The U.S. labor market remains tight, with unemployment at the historically low level of 4.0%; however, weakness is beginning to show in significant areas, such as the housing, retail, and manufacturing sectors, and corporate earnings disappointments are increasing. Cyclical inflationary pressures, however, do appear to be building and it is not yet clear if final demand in the economy has slowed enough to satisfy the Federal Reserve. We expect the Fed to raise rates again for the seventh time since July 1999 at the next FOMC (Federal Open Market Committee) meeting on August 22.

Given the cyclical inflation backdrop, the strong economy, strong credit growth and a tightening-biased Federal Reserve, one might have assumed that interest rates would have moved higher over the first half of 2000. Bond yields, however, which move inversely to prices, fell during the first half. This was due in part to the premiums paid by investors for longer-maturity U.S. Treasuries. The large U.S. federal budget surplus and the subsequent paying down of government debt helped drive the demand for Treasuries--a demand that has outpaced supply. Through June 30, interest rates of shorter-maturity two-year Treasury notes rose 12 basis points while intermediate 10- and long-term 30-year Treasury bonds fell 41 and 58 basis points, respectively. At June 30, the yield on the 30-year Treasury bond stood at 5.90%.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

FUND REVIEW

Your Fund's general asset allocations remained relatively unchanged during the first six months of the year, with 58.9% invested in equity securities and 40.3% invested in fixed income securities at June 30. Due to the many challenges faced in the equity markets thus far in 2000, the Fund's equity holdings experienced great sector shifts. Emphasis was taken from the New Economy technology sector and redirected toward some Old Economy sectors, including financial services, consumer goods and energy.

Some of the Fund's technology holdings that helped buoy performance in 1999 exposed us to the downside that occurred in equity markets after the technology sector weakened in March. On the other hand, our avoidance of risky dot-com companies with unproven business models protected the Fund when the technology market soured. We are not fully avoiding the Internet, rather our approach is to carefully select well-established names that are helping to build the Internet's backbone, and which stand to benefit from Internet growth. We have made some significant changes in our exposure to this market such as the selling off of shares to take profits in strong performers, such as Oracle (1.5% of the Fund's total net assets at June 30) and Sun Microsystems (2.4% of assets). Given the pressures in the PC (personal computer) business, we sold out of several holdings in the Computers & Computer Software sector, including Computer Sciences, Compuware, BMC Software, and IBM (all of which represented 0% of assets at June 30). At the same time, in order to capture the growing wave of technology outsourcing, we have added Sanmina Corp. (2.2% of assets) and Solectron Corp. (2.2% of assets), two high-quality providers expected to benefit from this trend, to your Fund's top ten holdings. By outsourcing manufacturing and inventory management, for example, these leading technology players can concentrate on what they do best: engineering and design. Despite the negative impact on recent performance, we remain very bullish on the long-term prospects for technology and telecommunications. At June 30, the Fund's technology weighting was nearly 30%.

Notable additions outside of technology included Anheuser-Busch (1.6% of assets), the beverage and brewing holding company; Costco (1.7% of assets), the national discount-merchandise warehouse chain; Pfizer (1.3% of assets), the global pharmaceutical company; and Chevron (1.1% of assets), the petroleum multinational.

The Fund's fixed income investments continue to be concentrated in high-quality government and corporate bonds. Treasuries, as we discussed, benefited from unique technical supply/demand factors that helped drive up values. As a defensive measure, we shortened the average maturity of the Fund's portfolio due to the modest rise in cyclical inflationary pressures that we saw developing. At June 30, your Fund was approximately 13% invested in U.S. corporate bonds and 28% in Treasuries.

OUTLOOK

We hope to see a rebuilding of confidence in equity markets in the remainder of 2000. An approaching presidential election (which historically has coincided with positive equity returns), combined with the likely end to the Federal Reserve's cycle of rate increases, may provide eager investors enough reason to reenter the market. Given a successful soft-landing scenario, the environment for equity investing should improve. However, the terrain is likely to be more difficult to maneuver, as has been the case this year. We continue to exercise cautious stock selection, choosing those companies with the best long-term prospects. We plan to seek out those companies where earnings growth appears sustainable in the 10-30% range--companies that have improving earnings and future prospects. By following our consistent discipline of choosing quality companies at reasonable valuations, we believe your Fund is well positioned for the remainder of 2000.

The decline in long-term interest rates witnessed in the first six months of 2000, combined with a rise in year-over-year inflation (as measured by the Consumer Price Index), sent bonds from above-average value to slightly below-average value by midyear. Real interest rates (nominal rates minus

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

inflation) on 30-year Treasuries fell to 2.80% at June 30 from almost 4.00% at year-end 1999. We do not believe that inflation has peaked; we expect to extend the maturity structure of the Fund's portfolio when it appears that inflation has reached its highs. This will depend largely on the slowing of the economy and whether this slowdown will have the desired effect on the extremely tight labor markets. In the meantime, our strategy of investing in shorter, intermediate-maturity securities will remain intact.

We thank you for your investment in the Van Eck/Chubb Total Return Fund and we look forward to continuing to help you meet your investment objectives.


[PHOTO OMITTED]             [PHOTO OMITTED]

/s/ MICHAEL O'REILLY        /s/ ROBERT WITKOFF
--------------------        ------------------
MICHAEL O'REILLY            ROBERT WITKOFF
PRESIDENT                   SENIOR VICE PRESIDENT
VAN ECK/CHUBB FUNDS         CHUBB ASSET MANAGERS, INC.

July 24, 2000



     The Lipper Balanced Fund Index, Standard & Poor's 500, Dow Jones Industrial Average, Nasdaq Composite Index, Lehman Brothers Government Bond Index and Lehman Brothers Corporate Bond Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Lipper Balanced Fund Index includes funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60/40%. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the balanced category.

** The S&P 500 Index consists of 500 widely held common stocks covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+ The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

++ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

+++ The Lehman Brothers Government Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. All issues have at least one year to maturity and an outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.

++++ The Lehman Brothers Corporate Bond Index is approximately 86% (on a market capitalization-weighted basis) publicly issued U.S. corporate debt obligations of the industrial, utility and finance sectors of the economy. Eight percent of the index is comprised of foreign debentures, secured notes and non-corporate sectors. Issues included in the index have at least one year to final maturity and at least $150 million par amount outstanding. They are dollar-denominated, SEC registered and rated investment grade by Moody's Investors Service, Standard & Poor's or Fitch.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

---------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/00
---------------------------------------------------------------
                                  AFTER
                                 MAXIMUM        BEFORE
AVERAGE ANNUAL                    SALES          SALES
TOTAL RETURN                     CHARGE*        CHARGE
---------------------------------------------------------------
Life (since 12/1/87)            12.94%          13.47%
---------------------------------------------------------------
10 Year                         12.21%          12.88%
---------------------------------------------------------------
5 Year                          13.24%          14.58%
---------------------------------------------------------------
1 Year                           7.22%          13.76%
---------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*Maximum sales charge is 5.75%

--------------------------------------------------------------------------------

                               % OF PORTFOLIO(1)

[Figures below represent pie chart in printed piece]

U.S. Government Obligations:          27.6%
Corporate Bonds:                      12.7%
Other Net Assets:                      0.8%
Common Stocks:                        58.9%

TOP TEN EQUITIES                        % OF PORTFOLIO(1)
  Intel Corp.                                   2.4%
  Sun Microsystems, Inc.                        2.4%
  Sanmina Corp.                                 2.2%
  ADC Telecommunications, Inc.                  2.2%
  Solectron Corp.                               2.2%
  Koninklijke (Royal) Philips
   Electronics N.V.                             2.2%
  General Electric Co.                          2.1%
  Cisco Systems, Inc.                           2.0%
  Halliburton Co.                               1.9%
  Baxter International, Inc.                    1.8%

TOP TEN INDUSTRIES                      % OF PORTFOLIO(1)
  Computers & Computer Software                 11.1%
  Electronics                                    9.5%
  Telecommunications                             9.2%
  Technology                                     6.0%
  Oil & Gas Equipment and Services               5.8%
  Retail                                         3.5%
  Electrical Equipment                           2.1%
  Medical Products & Supplies                    1.8%
  Brewers                                        1.6%
  Manufacturing                                  1.5%

--------------------------------------------------------------------------------

(1) As a percentage of total net assets at June 30, 2000.

                        VAN ECK/CHUBB GLOBAL INCOME FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2000 (unaudited)

                                                       MARKET
                                        PRINCIPAL       VALUE
                           CURRENCY      AMOUNT        (NOTE B)
                          ---------     ---------     --------

GOVERNMENT AND AGENCY
  OBLIGATIONS-58.7%

AUSTRALIA-0.8%
Australian Government
  Bond
  9.50%, due 8/15/03 .......  AUD        650,000      $  427,100
New South Wales Treasury
  Note
  9.25%, due 6/20/05 .......  AUD        200,000         132,406
                                                     -----------
                                                         559,506
                                                     -----------
CANADA-2.7%
Government of Canada
  Bond
  5.25%, due 9/01/03 (a) ...  CAD      3,000,000       1,986,292
                                                     -----------
FRANCE-15.4%
France O.A.T.
  6.50%, due 10/25/06 (a) ..  EUR      1,867,500       1,909,969
  5.50%, due 4/25/29 (a) ...  EUR      4,225,000       3,983,543
  5.50%, due 10/25/07 (a) ..  EUR      2,250,000       2,181,944
French Government Bond
  4.50%, due 7/12/03 (a) ...  EUR      2,200,000       2,070,215
  4.00%, due 1/12/02 (a) ...  EUR      1,000,000         941,867
                                                     -----------
                                                      11,087,538
                                                     -----------
GERMANY-11.0%
Bundesobligation
  6.00%, due 7/04/07 .......  EUR      2,721,455       2,715,471
Deutschland Republic
  7.375%, due 1/03/05 ......  EUR      2,300,813       2,388,479
  6.00%, due 1/05/06 .......  EUR      2,800,000       2,777,496
                                                     -----------
                                                       7,881,446
                                                     -----------
GREECE-2.0%
Hellenic Republic
  6.60%, due 1/15/04 .......  GRD    500,000,000       1,442,660
                                                     -----------
ITALY-2.1%
Buoni Poliennali del tes
  Government National
  5.00%, due 5/01/08 .......  EUR      1,652,659       1,532,146
                                                     -----------
NETHERLANDS-3.1%
Government of Netherlands
  6.00%, due 1/15/06 .......  EUR      1,588,231       1,565,845
  3.00%, due 2/15/02 .......  EUR        720,000         667,323
                                                     -----------
                                                       2,233,168
                                                     -----------
SPAIN-0.8%
Spanish Government Bond
  3.25%, due 1/31/05 .......  EUR        627,000         550,118
                                                     -----------
SUPRANATIONAL-7.5%
European Investment Bank
  5.25%, due 1/12/09 .......  USD      3,500,000       3,064,033
International Bank for
  Reconstruction &
  Development
  9.25%, due 7/20/07 .......  GBP      1,000,000       1,758,618
  5.875%, due 11/10/03 .....  DEM      1,050,000         521,000
                                                     -----------
                                                       5,343,651
                                                     -----------
UNITED STATES-13.3%
U.S. Treasury Bonds
  6.50%, due 2/15/10 (a) ...  USD      1,000,000       1,034,375
  6.375%, due 4/30/02 (a) ..  USD      1,500,000       1,498,595
  6.00%, due 8/15/09 (a) ...  USD      4,850,000       4,812,112
  5.875%, due 11/15/04 (a) .  USD      2,250,000       2,216,954
                                                     -----------
                                                       9,562,036
                                                     -----------
  TOTAL GOVERNMENT
  AND AGENCY
  OBLIGATIONS
  (Cost: $46,714,053)                                 42,178,561
                                                     -----------
CORPORATE BONDS-31.5%
CANADA-1.4%
Canadian Airlines Corp.
  10.00%, due 5/01/05 ......  USD      1,000,000       1,035,000
                                                     -----------
FRANCE-4.2%
Caisse Centrale du Credit
  Immobilier de France
  6.83%, due 6/27/04 (a) ...  USD      3,000,000       2,992,650
                                                     -----------
JAPAN-5.3%
Fuji JGB Carrier Preferred
  9.87%, due 12/31/49+ .....  USD      1,000,000         973,413
IBJ Preferred Capital Co. LLC
  8.79%, due 12/29/49+ .....  USD      1,000,000         915,224
SB Treasury Co. LLC
  9.40%, due 12/29/49+ .....  USD      1,000,000         977,248
Tokai Preferred Capital
  Co. LLC
  9.98%, due 12/29/49+ .....  USD      1,000,000         942,500
                                                     -----------
                                                       3,808,385
                                                     -----------

                        See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2000 (unaudited) (continued)

                                                       MARKET
                                        PRINCIPAL       VALUE
                           CURRENCY      AMOUNT        (NOTE B)
                          ---------     ---------     --------
MEXICO-1.3%
Grupo Industrial Durango,
  S.A. de C.V.
  12.00%, due 7/15/01 ....... USD        500,000      $  500,000
VICAP S.A.
  11.375%, due 5/15/07 ...... USD        500,000         418,125
                                                     -----------
                                                         918,125
                                                     -----------

NETHERLANDS-3.1%
Global Telesystems Europe, Inc.
  10.50% due 12/01/06 ....... EUR        500,000         383,536
Netia Holdings S.A.
  13.50%, due 6/15/09 ....... EUR      1,000,000         965,409
Versatel Telecom N.V.
  11.25%, due 3/30/10 ....... EUR      1,000,000         893,720
                                                     -----------
                                                       2,242,665
                                                     -----------
SINGAPORE-0.7%
Flextronics International Ltd.
  9.75%, due 7/01/10 ........ EUR        500,000         489,873
                                                     -----------
SPAIN-0.6%
Jazztel PLC
  14.00%, due 4/01/09 ....... USD        500,000         457,500
                                                     -----------
UNITED KINGDOM-9.9%
Bank of Scotland Capital Fund
  8.117%, due 3/31/49 ....... GBP      1,000,000       1,527,774
BG Transco Holdings PLC
  7.00%, due 12/16/24 ....... GBP        990,000       1,444,947
Diamond Holdings PLC
  10.00%, due 2/01/08 ....... GBP      1,000,000       1,361,618
Luxfer Holdings PLC
  10.125%, due 5/01/09 ...... GBP      1,000,000       1,400,636
Polestar Corp.
  10.50%, due 5/30/08 ....... GBP      1,000,000       1,411,244
                                                     -----------
                                                       7,146,219
                                                     -----------
UNITED STATES-5.0%
C.S. First Boston Commercial
  Mortgage 97-C1
  7.46%, due 5/20/09+ ....... USD      2,000,000       1,866,563
Level 3 Communications, Inc.
  10.75%, due 3/15/08 ....... EUR      1,000,000         902,083
Viatel, Inc.
  11.50% due 3/15/09 ........ EUR      1,000,000         798,162
                                                     -----------
                                                       3,566,808
                                                     -----------
  TOTAL CORPORATE
  BONDS
  (Cost: $24,103,979)                                 22,657,225
                                                     -----------
SHORT-TERM OBLIGATION-3.7%

UNITED STATES-3.7%
General Electric Capital
  Commercial Paper
  Interest Yield 6.60%,
  due 8/15/00 (a)
  (Cost: $2,633,092) ........ USD      2,655,000       2,633,092
                                                     -----------
  TOTAL INVESTMENTS
  (Cost: $73,451,124*)                    93.90%      67,468,878
  Other assets less liabilities            6.10%       4,361,361
                                       ---------     -----------
  TOTAL NET ASSETS                       100.00%     $71,830,239
                                       =========     ===========

----------------
*   Aggregate cost for Federal income tax purposes.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which amount to 7.90% of the Fund's net assets, may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) These securities are segregated as collateral for foreign forward currency contracts and futures contracts.

                       See Notes to Financial Statements

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2000 (unaudited)

                                                        MARKET
                                       PRINCIPAL        VALUE
                                        AMOUNT         (NOTE B)
                                       ---------       --------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS-94.3%

Federal Farm Credit Bank
  8.00%, due 4/15/21 ............ USD    260,155     $   262,836
Federal National Mortgage Association
  9.00%, due 7/01/01 ............          3,922           3,969
  6.00%, due 1/01/29 ............      9,059,195       8,314,511
Tennessee Valley Authority
  6.235%, due 7/15/45 ...........     10,000,000       9,949,400
  5.98%, due 4/01/36 ............      4,000,000       3,850,200
U.S. Treasury Bonds & Notes
  11.250%, due 2/15/15 ..........      2,700,000       3,974,907
  10.375%, due 11/15/12 .........      1,000,000       1,230,938
  5.50%, due 2/28/03 ............      1,000,000         978,750
                                                     -----------
  TOTAL GOVERNMENT
  AND AGENCY
  OBLIGATIONS
  (Cost: $29,188,007) ...........                     28,565,511
                                                     -----------
SHORT-TERM OBLIGATION-3.3%

Federal National Mortgage Association
  Interest Yield 6.38%,
  due 8/17/00 (a)
  (Cost: $991,671) .............. USD  1,000,000         991,671
                                                     -----------
  TOTAL INVESTMENTS
  (Cost: $30,179,678*) ..........          97.6%      29,557,182
  Other assets less liabilities .           2.4%         714,497
                                       ---------     -----------
  TOTAL NET ASSETS ..............         100.0%     $30,271,679
                                       =========     ===========

------------
* Aggregate cost for Federal income tax purposes.

                        See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
          SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2000 (unaudited)

                                          NUMBER         MARKET
                                            OF           VALUE
COMPANY                                   SHARES        (NOTE B)
---------                               ---------       --------

COMMON STOCK-97.9%

AUTOS, TRUCKS & PARTS-1.5%
General Motors Corp. ..................   15,000      $1,316,250
                                                     -----------
BANKING-2.3%
Bank of America Corp. .................   20,000         860,000
Chase Manhattan Corp. .................   25,500       1,174,594
                                                     -----------
                                                       2,034,594
                                                     -----------
BREWERS-2.7%
Anheuser-Busch Companies, Inc. ........   32,000       2,390,000
                                                     -----------
BUSINESS SERVICES-1.5%
Marchfirst, Inc. ......................   71,900       1,312,175
                                                     -----------
COMMERCIAL SERVICES-1.3%
Dial Corp. (The) ......................  115,000       1,193,125
                                                     -----------
COMPUTERS & COMPUTER SOFTWARE-17.9%
America Online, Inc. ..................   30,000       1,582,500
Complete Business Solutions, Inc. .....   85,000       1,492,813
Crown Castle International Corp. ......   65,000       2,372,500
EMC Corp. .............................   27,000       2,077,313
Extreme Networks, Inc. ................      500          52,750
I2 Technologies, Inc. .................   15,000       1,563,984
Microsoft Corp. .......................   35,000       2,800,000
Sun Microsystems, Inc. ................   20,000       1,818,750
Sycamore Networks, Inc. ...............    2,500         275,938
VERITAS Software Corp. ................   17,000       1,921,266
                                                     -----------
                                                      15,957,814
                                                     -----------
ELECTRICAL EQUIPMENT-2.7%
General Electric Co. ..................   46,000       2,438,000
                                                     -----------
ELECTRONICS-14.3%
Koninklijke (Royal) Philips
  Electronics N.V. ....................   60,720       2,884,200
Lexmark International Group, Inc. .....   30,000       2,017,500
Nokia Oyj (Sponsored ADR) .............   45,000       2,247,188
Sanmina Corp. .........................   35,000       2,992,500
Solectron Corp. .......................   60,000       2,512,500
                                                     -----------
                                                      12,653,888
                                                     -----------
FINANCIAL SERVICES-5.7%
Citigroup, Inc. .......................   31,000       1,867,750
Washington Mutual, Inc. ...............   45,000       1,299,375
Wells Fargo & Company .................   50,000       1,937,500
                                                     -----------
                                                       5,104,625
                                                     -----------
FOOD PROCESSING-0.0%
Archer-Daniels-Midland Co. ............      138           1,354
                                                     -----------
HOUSEHOLD PRODUCTS-1.0%
Procter & Gamble Co. ..................   15,000         858,750
                                                     -----------
MACHINERY-2.4%
Applied Materials, Inc. ...............   24,000       2,175,000
                                                     -----------
MANUFACTURING-1.6%
United Technologies Corp. .............   24,000       1,413,000
                                                     -----------
MEDICAL-HEALTHCARE SERVICES-3.3%
Baxter International, Inc. ............   40,000       2,812,500
Edwards Lifesciences Corp. ............    4,000          74,000
Healthcare Services Corp. .............       96             432
                                                     -----------
                                                       2,886,932
                                                     -----------
OIL & GAS EQUIPMENT AND SERVICES-10.8%
Burlington Resources, Inc. ............   49,600       1,897,200
Chevron Corp. .........................   25,900       2,196,644
Cooper Cameron Corp. ..................   13,800         910,800
Halliburton Co. .......................   47,600       2,246,125
Royal Dutch Petroleum Co. (N.Y. Shares)   20,000       1,231,250
Transocean Sedco Forex, Inc. ..........   20,000       1,068,750
                                                     -----------
                                                       9,550,769
                                                     -----------
PRINTED CIRCUIT BOARDS-1.7%
Jabil Circuit, Inc. ...................   30,000       1,488,750
                                                     -----------
RETAIL-6.2%
BJ Wholesale Club, Inc. ...............   25,000         825,000
Costco Wholesale Corp. ................   60,000       1,980,000
RadioShack Corp. ......................   20,000         947,500
Wal-Mart Stores, Inc. .................   30,000       1,728,750
                                                     -----------
                                                       5,481,250
                                                     -----------
TECHNOLOGY-7.3%
Cisco Systems, Inc. ...................   38,000       2,415,375
Intel Corp. ...........................   16,000       2,139,000
Oracle Corp. ..........................   23,000       1,933,438
                                                     -----------
                                                       6,487,813
                                                     -----------


                        See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2000 (unaudited) (continued)

                                          NUMBER         MARKET
                                            OF           VALUE
COMPANY                                   SHARES        (NOTE B)
---------                               ---------       --------

TELECOMMUNICATIONS-13.7%
ADC Telecommunications, Inc. ..........   21,000     $ 1,761,375
JDS Uniphase Corp. ....................   15,000       1,798,125
Lucent Technologies, Inc. .............   41,000       2,429,250
Nortel Networks Corp. .................   40,000       2,730,000
Vodafone AirTouch PLC (ADR) ...........   43,000       1,781,813
WorldCom, Inc. ........................   36,500       1,674,434
                                                     -----------
                                                      12,174,997
                                                     -----------
  Total Investments
  (Cost: $72,990,050*) ................    97.9%      86,919,086
  Other assets less liabilities .......     2.1%       1,872,249
                                        --------     -----------
  Total Net Assets                        100.0%     $88,791,335
                                        ========     ===========

---------------
* Aggregate cost for Federal income tax purposes.

Abbreviation:
  ADR-American Depositary Receipt









                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2000 (unaudited)

                                                        MARKET
                                       PRINCIPAL         VALUE
                                         AMOUNT         (NOTE B)
                                       ---------        --------
MUNICIPAL OBLIGATIONS-96.6%

ALASKA-2.1%
Anchorage, Alaska, Hospital Revenue,
  (Sisters of Providence Project),
  6.75%, due 10/01/02 ............... $  150,000      $  154,929
North Slope Borough, Alaska,
  General Obligation, Series A,
  Zero Coupon, MBIA Insured,
  due 6/30/04 .......................    550,000         450,379
                                                     -----------
                                                         605,308
                                                     -----------
CONNECTICUT-0.6%
Connecticut State, General Obligation,
  Series C, 7.00%, Prerefunded to
  9/15/00 at 102+ ...................    160,000         163,966
                                                     -----------
DISTRICT OF COLUMBIA-3.9%
District of Columbia, Certificate
  of Participation, 7.30%,
  due 1/01/13+ ......................    300,000         316,053
District of Columbia, Series 93A,
  5.875%, due 6/01/05 ...............    255,000         259,812
District of Columbia, Series 93A,
  5.875%, due 6/01/05, ETM ..........    245,000         255,829
Metropolitan Washington D.C.
  Airport Authority,
  General Airport Revenue,
  Series A, AMT, MBIA Insured,
  6.50%, due 10/01/07+ ..............    250,000         261,318
                                                     -----------
                                                       1,093,012
                                                     -----------
FLORIDA-4.8%
Dade County, Florida, Aviation Revenue,
  Miami International Airport,
  FSA Insured, 5.125%,
  due 10/01/27 ......................  1,500,000       1,365,885
                                                     -----------
GEORGIA-0.9%
Cartersville, Georgia Development
  Authority, Water & Wastewater
  Facilities, Anheuser Busch, AMT,
  6.75%, due 2/01/12+ ...............    250,000         261,398
                                                     -----------
ILLINOIS-5.4%
Illinois State Toll Highway, Series 92A,
  6.375%, Prerefunded to
  1/01/03 at 102+ ...................  1,100,000       1,160,225
Metropolitan Pier & Exposition Authority,
  Illinois, 6.50%, Prerefunded to
  6/15/03 at 102+ ...................    345,000         367,587
Metropolitan Pier & Exposition Authority,
  Illinois, 6.50%, due 6/15/27+ .....      5,000           5,148
                                                     -----------
                                                       1,532,960
                                                     -----------
INDIANA-11.5%
Indiana Bond Bank, Revenue,
  State Revolving Fund,
  6.00%, due 2/01/15+ ...............    500,000         510,565
Indiana Health Facilities
  Financing Authority, Charity Obligated
  Group, 5.00%, due 11/01/26,
  Mandatory Put on 11/01/07 at 100 ..  1,000,000         998,110
Indiana Health Facilities Financing
  Authority, Holy Cross Health
  System Corp, MBIA Insured, 5.375%,
  due 12/01/12 ......................    500,000         500,925
Indiana Municipal Power Supply,
  MBIA Insured 5.50%, due 1/01/16 ...  1,200,000       1,207,464
Indiana State Housing Finance Authority,
  Single Family Mortgage 1990,
  Series C, AMT, 7.80%,
  due 1/01/22+ ......................     55,000          56,100
                                                     -----------
                                                       3,273,164
                                                     -----------
IOWA-4.1%
Iowa Finance Authority, Single Family
  Revenue, AMT, 4.95%, due 1/01/21 ..  1,165,000       1,151,859
                                                     -----------
LOUISIANA-0.7%
Jefferson, Louisiana, Sales Tax Revenue,
  Refunding, FGIC Insured, Series A,
  6.75%, Prerefunded to
  12/01/02 at 100+ ..................     60,000          62,788
Jefferson, Louisiana, Sales Tax Revenue,
  Refunding, FGIC Insured, Series A,
  6.75%, due 12/01/06+ ..............    140,000         145,923
                                                     -----------
                                                         208,711
                                                     -----------
MAINE-0.6%
Maine Educational Loan Authority,
  Series 92A, AMT, 6.95%,
  due 12/01/07+ .....................    155,000         159,326
                                                     -----------


                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND

                                                           MARKET
                                         PRINCIPAL         VALUE
                                           AMOUNT         (NOTE B)
                                         ---------        --------
MASSACHUSETTS-5.6%
Massachusetts State Construction Loan,
  Series A, 6.00%, Prerefunded to
  6/01/01 at 100+ ..................... $  300,000      $  304,374
Massachusetts State Turnpike Authority,
  MBIA Insured, Series A,
  5.00%, due 1/01/37+ .................  1,500,000       1,296,600
                                                       -----------
                                                         1,600,974
                                                       -----------
MISSOURI-0.6%
Missouri Health & Educational Facilities
  Authority, St. Luke's Hospital,
  MBIA Insured, 7.00%,
  Prerefunded to 11/15/01 at 102+ .....    150,000         157,640
                                                       -----------
NEW HAMPSHIRE-0.8%
New Hampshire Turnpike System,
  Series A, FGIC Insured,
  6.75%, due 11/01/11+ ................    200,000         219,616
                                                       -----------
NEW JERSEY-6.2%
New Jersey Economic Development
  Authority, The Seeing Eye, Inc. Project,
  7.30%, due 4/01/11+ .................    550,000         564,245
New Jersey Wastewater Treatment Trust,
  6.875%, due 6/15/07+ ................     15,000          15,404
Salem County, New Jersey, Pollution
  Control Financing Authority,
  Waste Disposal Revenue,
  E.I. DuPont Project, AMT,
  6.50%, due 11/15/21+ ................  1,150,000       1,186,858
                                                       -----------
                                                         1,766,507
                                                       -----------
NEW YORK-15.0%
Metropolitan Transportation Authority,
  New York, Transit Facilities,
  Service Contract, Series 8, 5.00%,
  due 7/01/02 .........................  1,000,000       1,004,110
New York City, New York,
  General Obligation, Series H,
  Subseries H-1, 5.80%, due 8/01/04 ...    250,000         258,385
New York City, New York,
  General Obligation, Series D,
  5.25%, due 8/01/03 ..................  1,000,000       1,011,810
New York State Dormitory Authority,
  City University System, Series 1,
  5.125%, due 7/01/13+ ................  1,325,000       1,275,737
New York State Local Government
  Assistance Corporation, Series B,
  5.50%, due 4/01/21+ .................    450,000         433,791
New York State Thruway Authority,
  Highway and Bridge Trust Fund,
  Series A, MBIA Insured,
  5.60%, due 4/01/10+ .................    250,000         257,748
                                                       -----------
                                                         4,241,581
                                                       -----------
OKLAHOMA-2.0%
Oklahoma Industrial Development
  Authority, Sisters of Mercy, Series A,
  5.00%, due 6/01/13+ .................    600,000         560,406
                                                       -----------
PENNSYLVANIA-1.1%
Philadelphia, Pennsylvania, Hospital &
  Higher Education Facility Authority,
  (Children's Hospital), 5.00%,
  due 2/15/21+ ........................    350,000         301,119
                                                       -----------
TENNESSEE-6.3%
Memphis-Shelby County, Tennessee Airport
  Authority, (Federal Express Corp.),
  AMT, 6.75%, due 9/01/12+ ............    250,000         258,073
Shelby County, Tennessee,
  General Obligation, Series B,
  Zero Coupon, due 12/01/12 ...........  2,000,000       1,020,420
Tennessee Housing Development Agency,
  1993 Series A, 5.90%,
  due 7/01/18+ ........................    495,000         498,386
                                                       -----------
                                                         1,776,879
                                                       -----------
TEXAS-6.5%
Austin, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/01/13 ............    500,000         240,475
Austin, Texas, Utility System Revenue,
  Series C, 7.30%, Prerefunded to
  11/15/01 at 100+ ....................     60,000          62,161
Houston, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/15/13 ............  1,150,000         555,416
Waxahachie, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/15/13 ............  2,060,000         994,918
                                                       -----------
                                                         1,852,970
                                                       -----------


                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND

                                                           MARKET
                                         PRINCIPAL         VALUE
                                           AMOUNT         (NOTE B)
                                         ---------        --------

UTAH-4.3%
Utah State Board of Regents,
  Student Loan Revenue, Series F,
  AMT, 5.00%, due 5/01/06 ............. $1,250,000      $1,222,788
                                                       -----------
WASHINGTON-13.6%
Lewis County, Washington, Public Utility
  District #1, Revenue Series 91,
  7.00%, Prerefunded to

  10/01/01 at 102+ ....................    250,000         261,895
Washington Health Care Facilities
  Authority, Catholic Health Initiatives,
  MBIA Insured, 5.125%,
  due 12/01/17+ .......................  1,300,000       1,207,258
Washington Health Care Facilities
  Authority, Revenue, MBIA Insured,
  (Group Health Co-Op),
  6.75%, due 12/01/11+ ................    300,000         308,013
Washington Health Care Facilities
  Authority, Revenue, Series 93
  (Sisters of Providence),
  6.25%, due 10/01/13+ ................    500,000         508,405
Washington Housing Finance Commission,
  GNMA/FNMA MBS Programs,
  7.10%, due 7/01/22+ .................    115,000         118,452
Washington State Public Power Supply
  System, Nuclear Project Number 1,
  FSA Insured, 5.75%, due 7/01/11 .....  1,200,000       1,231,452
Washington State Public Power Supply
  System, Nuclear Project Number 2,
  Revenue, Series 90C, 7.625%,
  Prerefunded to 1/01/01 at 102+ ......    100,000         103,476
Washington State Public Power Supply
  System, Nuclear Project Number 3,
  Revenue, 7.50%, Prerefunded to
  7/01/00 at 102+ .....................    125,000         127,496
                                                       -----------
                                                         3,866,447
                                                       -----------
  TOTAL INVESTMENTS
  (Cost: $27,390,336*) ................      96.6%      27,382,516
  Other assets less liabilities .......       3.4%         969,802
                                         ---------     -----------
  TOTAL NET ASSETS ....................     100.0%     $28,352,318
                                         =========     ===========

--------------
* Aggregate cost for Federal income tax purposes.
+ Issued with call provisions.

Abbreviations:
   AMT-Alternative Minimum Tax
   ETM-Escrowed To Maturity
   FGIC-Financial Guaranty Insurance Company
   FNMA-Federal National Mortgage Association
   FSA-Financial Security Assurance
   GNMA-Government National Mortgage Association
   MBIA-Municipal Bond Investors Assurance Corporation
   MBS-Mortgage Backed Security




                        See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
           SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2000 (unaudited)

                                           NUMBER          MARKET
                                             OF            VALUE
COMPANY                                    SHARES         (NOTE B)
---------                                ---------        --------

COMMON STOCK-58.9%

BANKING-1.4%
Chase Manhattan Corp. ...................   12,000      $  552,750
                                                       -----------

BREWERS-1.6%
Anheuser-Busch Companies, Inc. ..........    8,000         597,500
                                                       -----------
BUILDING & CONSTRUCTION-0.2%
Hanson PLC (ADR) ........................    1,687          59,467
                                                       -----------
BUSINESS SERVICES-1.1%
Marchfirst, Inc. ........................   22,975         419,294
                                                       -----------
CHEMICALS/FERTILIZER-0.0%
Millennium Chemicals, Inc. ..............      964          16,388
                                                       -----------
COMMERCIAL SERVICES-1.0%
Dial Corp. (The) ........................   35,000         363,125
                                                       -----------
COMPUTERS & COMPUTER
  SOFTWARE-11.1%
Amdocs Ltd. .............................    8,800         675,400
Complete Business Solutions, Inc. .......   15,000         263,438
EMC Corp. ...............................    8,000         615,500
I2 Technologies, Inc. ...................    5,000         521,328
Microsoft Corp. .........................    8,000         640,000
Netpliance, Inc. ........................    2,000          18,250
Quantum Effect Devices, Inc. ............      100           5,700
Sun Microsystems, Inc. ..................   10,000         909,375
VERITAS Software Corp. ..................    5,000         565,078
                                                       -----------
                                                         4,214,069
                                                       -----------
DRUGS-1.3%
Pfizer, Inc. ............................   10,000         480,000
                                                       -----------
ELECTRICAL EQUIPMENT-2.1%
General Electric Co. ....................   15,000         795,000
                                                       -----------
ELECTRONICS-9.5%
Koninklijke (Royal) Philips
  Electronics N.V. ......................   17,536         832,960
Lexmark International Group, Inc. .......    7,000         470,750
Nokia Oyj (Sponsored ADR) ...............   13,000         649,188
Sanmina Corp. ...........................   10,000         855,000
Solectron Corp. .........................   20,000         837,500
                                                       -----------
                                                         3,645,398
                                                       -----------
FINANCIAL SERVICES-0.4%
Associates First Capital Corp. ..........    7,548         168,415
                                                       -----------
MACHINERY-1.4%
Applied Materials, Inc. .................    6,000         543,750
                                                       -----------
MANUFACTURING-1.5%
United Technologies Corp. ...............   10,000         588,750
                                                       -----------
MEDICAL PRODUCTS & SUPPLIES-1.8%
Baxter International, Inc. ..............   10,000         703,125
                                                       -----------
MEDICAL SERVICES-0.0%
Healthcare Services Group, Inc.                 96             432
                                                       -----------
OIL & GAS EQUIPMENT AND SERVICES-5.8%
Burlington Resources, Inc. ..............   12,200         466,650
Chevron Corp. ...........................    5,000         424,063
Halliburton Co. .........................   15,000         707,813
Royal Dutch Petroleum Co. (N.Y. Shares) .   10,000         615,625
                                                       -----------
                                                         2,214,151
                                                       -----------
RETAIL-3.5%
Costco Wholesale Corp. ..................   20,000         660,000
Wal-Mart Stores, Inc. ...................   12,000         691,500
                                                       -----------
                                                         1,351,500
                                                       -----------
TECHNOLOGY-6.0%
Cisco Systems, Inc. .....................   12,000         762,750
Intel Corp. .............................    7,000         935,813
Oracle Corp. ............................    7,000         588,434
                                                       -----------
                                                         2,286,997
                                                       -----------
TELECOMMUNICATIONS-9.2%
ADC Telecommunications, Inc. ............   10,000         838,750
JDS Uniphase Corp. ......................    5,000         599,375
Lucent Technologies, Inc. ...............    8,000         474,000
Nortel Networks Corp. ...................   10,000         682,500
Vodafone AirTouch PLC (ADR) .............   12,000         497,250
WorldCom, Inc. ..........................    9,000         412,875
                                                       -----------
                                                         3,504,750
                                                       -----------
  TOTAL COMMON STOCK
  (Cost: $17,531,852) ...................               22,504,861
                                                       -----------

                        See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS JUNE 30, 2000 (unaudited) (continued)

                                                           MARKET
                                         PRINCIPAL         VALUE
COMPANY                                   AMOUNT          (NOTE B)
---------                                ---------        --------

U.S. GOVERNMENT OBLIGATIONS
  AND AGENCY OBLIGATIONS-27.6%
Federal National Mortgage Association
  6.50%, due 8/15/04 ................  $   750,000      $  736,108
                                                       -----------
U.S. Treasury Notes
  7.25%, due 8/15/04 ................    2,900,000       2,997,875
  6.875%, due 5/15/06 ...............    5,200,000       5,352,750
  6.50%, due 10/15/06 ...............      200,000         202,313
  6.25%, due 2/15/03 ................    1,250,000       1,246,875
                                                       -----------
                                                         9,799,813
                                                       -----------
  Total U.S. Government Obligations
  and Agency Obligations
  (Cost: $10,570,795) ...............                   10,535,921
                                                       -----------
CORPORATE BONDS-12.7%
Alliant Energy Corp.
  7.375%, due 11/09/09 ..............    1,000,000         975,480
First Union Corp.
  7.50%, due 4/15/35 ................    2,000,000       1,997,920
Tennessee Gas Pipeline Co.
  7.00%, due 3/15/27 ................    2,000,000       1,903,424
                                                       -----------
  Total Corporate Bonds
  (Cost: $5,172,091) ................                    4,876,824
                                                       -----------
  Total Investments
  (Cost: $33,274,738*) ..............        99.2%      37,917,606
  Other assets less liabilities .....         0.8%         314,185
                                         ---------     -----------
  Total Net Assets ..................       100.0%     $38,231,791
                                         =========     ===========

---------------
* Aggregate cost for Federal income tax purposes.

  Abbreviation:
    ADR-American Depositary Receipt






                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)

                                                                                             VAN ECK/CHUBB
                                                                                                GLOBAL
                                                                                                INCOME
                                                                                                 FUND
                                                                                             ------------
ASSETS
  Investments at cost ..................................................................      $73,451,124
                                                                                              ===========
  Investments at market value (Notes B & C) ............................................      $67,468,878
  Cash and foreign currencies ..........................................................        2,559,067
  Receivable for interest and dividends ................................................        1,544,657
  Due from broker--variation margin (Note F) ...........................................          436,381
  Unrealized appreciation on forward foreign currency contracts (Note B) ...............           52,132
  Deferred organization costs and other assets (Note B) ................................           26,560
  Receivable for Fund shares sold ......................................................              271
  Securities sold ......................................................................               --
                                                                                              -----------
    Total Assets .......................................................................       72,087,946
                                                                                              -----------
LIABILITIES
  Unrealized depreciation on forward foreign currency contracts (Note B) ...............          117,582
  Payable for Fund shares redeemed .....................................................           34,015
  Dividends payable ....................................................................           25,393
  Due to investment administrator ......................................................            1,515
  Accounts payable .....................................................................           79,202
                                                                                              -----------
    Total Liabilities ..................................................................          257,707
                                                                                              -----------
NET ASSETS .............................................................................      $71,830,239
                                                                                              ===========
NET ASSETS CONSIST OF:
  Par value ............................................................................       $   83,370
  Capital paid in excess of par ........................................................       84,550,058
  Undistributed (overdistributed) net investment income ................................       (1,595,552)
  Accumulated net realized gain (loss) from investments, futures and options ...........       (5,024,229)
  Net unrealized gain (loss) from investments ..........................................       (5,982,247)
  Net unrealized loss on futures, foreign denominated assets, liabilities and
    foreign forward exchange contracts .................................................         (201,161)
                                                                                              -----------
    Net Assets .........................................................................      $71,830,239
                                                                                              ===========
CLASS A SHARES

Net Assets .............................................................................      $71,830,239
                                                                                              ===========
Shares Outstanding
  ($.01 par value, 100,000,000 shares per Fund authorized) .............................        8,337,017
                                                                                              ===========
Net Asset Value Per Share ..............................................................            $8.62
                                                                                              ===========
Maximum Offering Price Per Share (NAV / (1 -maximum sales commission)) .................            $9.05
                                                                                              ===========


                        See Notes to Financial Statements


            VAN ECK/CHUBB            VAN ECK/CHUBB
             GOVERNMENT               GROWTH AND              VAN ECK/CHUBB          VAN ECK/CHUBB
             SECURITIES                 INCOME                 TAX-EXEMPT            TOTAL RETURN
                FUND                     FUND                     FUND                   FUND
            ------------             ------------             ------------           ------------

             $30,179,678              $72,990,050             $27,390,336            $33,274,738
             ===========              ===========             ===========            ===========
             $29,557,182              $86,919,086             $27,382,516            $37,917,606
                 211,254                1,929,701                 609,509                 41,483
                 541,060                   62,151                 437,492                273,888
                      --                       --                      --                     --
                      --                       --                      --                     --
                      --                       --                      --                     --
                     874                   27,098                   1,950                  2,197
                      --                       --                      --                 51,880
             -----------              -----------             -----------            -----------
              30,310,370               88,938,036              28,431,467             38,287,054
             -----------              -----------             -----------            -----------

                      --                       --                      --                     --
                      --                   47,688                  35,807                  4,167
                   4,200                       --                   7,404                  4,544
                   1,122                    3,526                   2,445                  2,364
                  33,369                   95,487                  33,493                 44,188
             -----------              -----------             -----------            -----------
                  38,691                  146,701                  79,149                 55,263
             -----------              -----------             -----------            -----------
             $30,271,679              $88,791,335             $28,352,318            $38,231,791
             ===========              ===========             ===========            ===========

             $    28,934              $    33,028             $    23,703            $    19,817
              31,101,364               70,086,731              28,334,388             30,374,758
                  21,141                 (220,249)                 (8,076)                   638
                (257,264)               4,962,789                  10,123              3,193,710
                (622,496)              13,929,036                  (7,820)             4,642,868

                      --                       --                      --                     --
             -----------              -----------             -----------            -----------
             $30,271,679              $88,791,335             $28,352,318            $38,231,791
             ===========              ===========             ===========            ===========


             $30,271,679              $88,791,335             $28,352,318            $38,231,791
             ===========              ===========             ===========            ===========

               2,893,397                3,302,848               2,370,296              1,981,728
             ===========              ===========             ===========            ===========
                  $10.46                   $26.88                  $11.96                 $19.29
             ===========              ===========             ===========            ===========
                  $10.98                   $28.52                  $12.56                 $20.47
             ===========              ===========             ===========            ===========


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (unaudited)


                                                                                              VAN ECK/CHUBB
                                                                                                 GLOBAL
                                                                                                 INCOME
                                                                                                  FUND
                                                                                              ------------
INVESTMENT INCOME
Income:
  Interest ................................................................................     $2,499,729
  Dividends ...............................................................................             --
  Foreign taxes withheld ..................................................................         (9,876)
                                                                                               -----------
    Total investment income ...............................................................      2,489,853
                                                                                               -----------
Expenses:
  Administrative fees (Note D) ............................................................        169,518
  Investment management fees (Note D) .....................................................         72,551
  Distribution fees Class A and B (Note D) ................................................        181,378
  Shareholder servicing costs .............................................................         33,091
  Shareholder reports .....................................................................         17,161
  Professional fees .......................................................................         13,534
  Registration fees .......................................................................          9,906
  Custodian fees ..........................................................................          7,716
  Directors' fees and expenses ............................................................          2,651
  Organization expenses ...................................................................          1,341
  Miscellaneous expenses ..................................................................          6,081
                                                                                               -----------
    Total expenses ........................................................................        514,928
  Fees waived and expenses assumed by affiliates (Note D) .................................        (25,209)
                                                                                               -----------
    Net expenses ..........................................................................        489,719
                                                                                               -----------
    Net investment income (loss) ..........................................................      2,000,134
                                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on investments, futures and options purchased ..................       (934,193)
  Net realized gain on options written ....................................................        150,762
  Net realized loss from foreign currency transactions ....................................       (776,233)
  Net change in unrealized gain (loss) on investments and options .........................       (692,607)
  Net change in unrealized loss on futures, foreign denominated assets, liabilities
    and forward foreign exchange contracts ................................................        (79,689)
                                                                                               -----------
  Net gain (loss) on investments and foreign currencies ...................................     (2,331,960)
                                                                                               -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................    $  (331,826)
                                                                                               ===========


                        See Notes to Financial Statements


        VAN ECK/CHUBB          VAN ECK/CHUBB
         GOVERNMENT             GROWTH AND             VAN ECK/CHUBB        VAN ECK/CHUBB
         SECURITIES               INCOME                TAX-EXEMPT          TOTAL RETURN
            FUND                   FUND                    FUND                 FUND
        ------------           ------------            ------------         ------------


          $  927,978             $  263,253             $  780,084           $  529,266
                  --                143,006                     --               62,544
                  --                (10,883)                    --               (4,449)
         -----------            -----------            -----------          -----------
             927,978                395,376                780,084              587,361
         -----------            -----------            -----------          -----------

              68,344                216,139                 65,688               92,474
              29,715                 91,204                 27,952               38,742
              74,287                228,009                 69,881               96,854
              20,412                 40,823                 20,227               26,699
               7,429                 15,772                  5,959                8,760
               8,914                 13,478                  9,415                8,970
              10,400                 10,040                 10,813               11,622
                 389                  1,832                  1,648                1,542
               1,486                  3,215                  1,423                1,937
                  --                     --                     --                   --
               4,846                  6,928                  2,935                4,154
         -----------            -----------            -----------          -----------
             226,222                627,440                215,941              291,754
             (77,647)               (11,815)               (76,178)             (30,247)
         -----------            -----------            -----------          -----------
             148,575                615,625                139,763              261,507
         -----------            -----------            -----------          -----------
             779,403               (220,249)               640,321              325,854
         -----------            -----------            -----------          -----------

              23,911              6,755,902                 10,678            3,391,000
                  --                     --                     --                   --
                  --                     --                     --                   --
             326,590             (9,396,979)               382,733           (3,116,725)

                  --                     --                     --                   --
         -----------            -----------            -----------          -----------
             350,501             (2,641,077)               393,411              274,275
         -----------            -----------            -----------          -----------
          $1,129,904            $(2,861,326)            $1,033,732           $  600,129
         ===========            ===========            ===========          ===========


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              VAN ECK/CHUBB
                                                                                                 GLOBAL
                                                                                                 INCOME
                                                                                                  FUND
                                                                                       --------------------------
                                                                                        SIX MONTHS        YEAR
                                                                                           ENDED          ENDED
                                                                                       JUNE 30, 2000    DECEMBER
                                                                                        (UNAUDITED)     31, 1999
                                                                                       -------------   ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss) ......................................................  $ 2,000,134    $ 3,970,874
  Net realized gain (loss) on investments and options purchased .....................   (1,122,402)    (1,158,949)
  Net realized gain on options written ..............................................      150,762         78,439
  Net realized loss from foreign currency transactions ..............................     (776,233)    (1,149,683)
  Net realized gain (loss) on futures ...............................................      188,209     (1,544,658)
  Net change in unrealized gain (loss) on investments, futures,
    options and translation of assets and liabilities in foreign currency ...........     (772,296)    (8,644,521)
                                                                                       -----------    -----------
  Net increase (decrease) in net assets resulting from operations ...................     (331,826)    (8,448,498)
                                                                                       -----------    -----------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income:
  Class A ...........................................................................   (1,999,092)    (2,797,876)
  Class B ...........................................................................           --            (46)
From net realized gains:
  Class A ...........................................................................           --             --
  Class B ...........................................................................           --             --
From tax returns of capital:
  Class A ...........................................................................           --     (1,172,843)
  Class B ...........................................................................           --             --
                                                                                       -----------    -----------
  Total dividends and distributions .................................................   (1,999,092)    (3,970,765)
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM SHAREHOLDER TRANSACTIONS (NOTE E) ....   (1,923,746)    (2,709,085)
                                                                                       -----------    -----------
  Net increase (decrease) in net assets .............................................   (4,254,664)   (15,128,348)
Net Assets:
  Beginning of period ...............................................................   76,084,903     91,213,251
                                                                                       -----------    -----------
  End of period .....................................................................  $71,830,239    $76,084,903
                                                                                       ===========    ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ...............................  $(1,595,552)   $  (820,361)
                                                                                       ===========    ===========


                        See Notes to Financial Statements


             VAN ECK/CHUBB                VAN ECK/CHUBB
              GOVERNMENT                   GROWTH AND                                                VAN ECK/CHUBB
              SECURITIES                     INCOME                     VAN ECK/CHUBB                TOTAL RETURN
                 FUND                         FUND                     TAX-EXEMPT FUND                   FUND
      --------------------------   --------------------------    --------------------------   --------------------------
       SIX MONTHS        YEAR        SIX MONTHS       YEAR        SIX MONTHS       YEAR        SIX MONTHS        YEAR
          ENDED          ENDED          ENDED         ENDED          ENDED         ENDED          ENDED          ENDED
      JUNE 30, 2000    DECEMBER     JUNE 30, 2000   DECEMBER     JUNE 30, 2000   DECEMBER     JUNE 30, 2000    DECEMBER
       (UNAUDITED)     31, 1999      (UNAUDITED)    31, 1999      (UNAUDITED)    31, 1999      (UNAUDITED)     31, 1999
      -------------   ----------    -------------  ----------    -------------  ----------    -------------   ----------


       $  779,403    $ 1,610,948    $ (220,249)    $ (107,218)   $  640,321    $ 1,308,800     $  325,854    $  805,753
           23,911        (39,186)    6,755,902      8,592,899        10,678         10,244      3,391,000     5,605,360
               --             --            --             --            --             --             --            --
               --             --            --             --            --             --             --            --
               --             --            --             --            --             --             --            --

          326,590     (1,950,772)   (9,396,979)    11,647,179       382,733     (2,317,247)    (3,116,725)       92,901
      -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
        1,129,904       (379,010)   (2,861,326)    20,132,860     1,033,732       (998,203)       600,129     6,504,014
      -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------


         (779,403)    (1,607,585)           --             --      (640,278)    (1,306,929)      (337,126)     (786,472)
               --         (3,362)           --             --            --           (761)            --        (1,948)

               --             --            --    (10,052,985)           --        (12,009)      (215,897)   (5,586,753)
               --             --            --             --            --             --             --            --

               --             --            --             --            --             --             --            --
               --             --            --             --            --             --             --            --
      -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
         (779,403)    (1,610,947)           --    (10,052,985)     (640,278)    (1,319,699)      (553,023)   (6,375,173)
           30,270     (1,003,063)   (3,186,908)    16,687,381      (449,735)      (982,247)    (1,874,750)   (2,923,979)
      -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
          380,771     (2,993,020)   (6,048,234)    26,767,256       (56,281)    (3,300,149)    (1,827,644)   (2,795,138)

       29,890,908     32,883,928    94,839,569     68,072,313    28,408,599     31,708,748     40,059,435    42,854,573
      -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------
      $30,271,679    $29,890,908   $88,791,335    $94,839,569   $28,352,318    $28,408,599    $38,231,791   $40,059,435
      ===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========
      $    21,141    $    21,141   $  (220,249)   $        --   $    (8,076)   $    (8,119)   $       638   $    11,910
      ===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                                                                        VAN ECK/CHUBB GLOBAL INCOME FUND
                                                      ------------------------------------------------------------------------
                                                                                     CLASS A
                                                      ------------------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                               SEPTEMBER 1,
                                                                                                                  1995(C)
                                       SIX MONTHS                                                                 THROUGH
                                          ENDED                      YEAR ENDED DECEMBER 31,                    DECEMBER 31,
                                      JUNE 30, 2000     --------------------------------------------------
                                       (UNAUDITED)       1999           1998           1997          1996           1995
                                    ------------        ------         ------         ------        ------         ------
Net Asset Value,
  Beginning of Period ................    $8.89         $10.32          $9.64        $10.24         $10.21         $10.00
                                         ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............    0.236          0.458          0.421         0.471          0.551          0.116
  Net Gains (Losses) on
    Securities (both Realized
    and Unrealized) ..................   (0.268)        (1.430)         0.994        (0.476)         0.030          0.210
                                         ------         ------         ------        ------         ------         ------
  Total from Investment
    Operations .......................   (0.032)        (0.972)         1.415        (0.005)         0.581          0.326
                                         ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net
    Investment Income ................   (0.238)        (0.323)        (0.445)       (0.398)        (0.485)        (0.116)
  Dividends in Excess of
    Net Investment Income ............       --             --             --            --         (0.066)            --
  Distributions from
    Net Realized Gains ...............       --             --         (0.290)       (0.084)            --             --
  Distributions in Excess of
    Net Realized Gains ...............       --             --             --        (0.040)            --             --
  Tax Returns of Capital .............       --         (0.135)            --        (0.073)            --             --
                                         ------         ------         ------        ------         ------         ------
  Total Distributions ................   (0.238)        (0.458)        (0.735)       (0.595)        (0.551)        (0.116)
                                         ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period .......    $8.62          $8.89        $10.32          $9.64         $10.24         $10.21
                                         ======         ======         ======        ======         ======         ======
Total Return(A) ......................   (0.32%)        (9.55%)        15.00%         0.02%          5.95%          3.27%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ..................    1.42%(D)       1.42%          1.56%         1.56%          1.68%          2.14%(D)
  Net Expenses .......................    1.35%(D)       1.35%          1.35%         1.35%          1.23%          1.75%(D)
  Net Investment Income(E) ...........    5.51%(D)       4.83%          4.24%         4.62%          5.49%          4.48%(D)
Portfolio Turnover Rate ..............   41.95%        101.78%         99.31%       185.95%         80.70%         14.16%
Net Assets, At End of Period (000) ...  $71,830        $76,085        $91,210       $52,088        $12,227        $10,706

---------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for a period of less than one year is not annualized.
(B) Had fees not been waived and expenses not been assumed.
(C) Commencement of operations.
(D) Annualized.
(E) Ratios would have been 5.44%, 4.76%, 4.03%, 4.41%, 5.04% and 4.09%, respectively, had the Investment Manager not waived expenses.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:


                                                                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                                                     -------------------------------------------------------------------------
                                                                                   CLASS A
                                       SIX MONTHS    -------------------------------------------------------------------------
                                         ENDED                              YEAR ENDED DECEMBER 31,
                                     JUNE 30, 2000   -------------------------------------------------------------------------
                                      (UNAUDITED)        1999           1998          1997           1996           1995
                                     -------------      ------         ------        ------         ------         ------
Net Asset Value,
    Beginning of Period ..............   $10.34         $11.02         $10.82        $10.48         $10.78         $ 9.75
                                         ------         ------         ------        ------         ------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ..............    0.278          0.550          0.583         0.616          0.623          0.636
  Net Gains (Losses) on
    Securities (both Realized
    and Unrealized) ..................    0.120         (0.680)         0.200         0.340         (0.300)         1.030
                                         ------         ------         ------        ------         ------        -------
  Total from Investment
    Operations .......................    0.398         (0.130)         0.783         0.956          0.323          1.666
                                         ------         ------         ------        ------         ------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net
    Investment Income ................   (0.278)        (0.550)        (0.583)       (0.616)        (0.623)        (0.636)
                                         ------         ------         ------        ------         ------        -------
  Total Distributions ................   (0.278)        (0.550)        (0.583)       (0.616)        (0.623)        (0.636)
                                         ------         ------         ------        ------         ------        -------
Net Asset Value, End of Period .......   $10.46         $10.34         $11.02        $10.82         $10.48         $10.78
                                         ======         ======         ======        ======         ======        =======
Total Return(A) ......................    3.83%         (1.20%)         7.40%         9.44%          3.19%         17.50%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ..................    1.52%(D)       1.50%          1.61%         1.55%          1.60%          1.70%
  Net Expenses .......................    1.00%(D)       1.00%          1.00%         1.00%          0.93%          1.00%
  Net Investment Income(C) ...........    5.25%(D)       5.15%          5.32%         5.78%          5.94%          6.16%
Portfolio Turnover Rate ..............    0.00%         41.09%         14.10%        39.86%        140.94%        276.56%
Net Assets, At End of Period (000) ...  $30,272        $29,891        $32,730       $31,739        $12,818        $13,886

----------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for a period of less than one year is not annualized.
(B) Had fees not been waived and expenses not been assumed.
(C) Ratios would have been 4.73%, 4.65%, 4.71%, 5.23%, 5.27% and 5.46%, respectively, had the Investment Manager not waived expenses.
(D) Annualized.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:


                                                                          VAN ECK/CHUBB GROWTH AND INCOME FUND
                                                        ---------------------------------------------------------------------
                                                                                        CLASS A
                                        SIX MONTHS      ---------------------------------------------------------------------
                                           ENDED                                 YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2000    ---------------------------------------------------------------------
                                        (UNAUDITED)      1999           1998           1997          1996           1995
                                       -------------    ------         ------         ------        ------         ------
Net Asset Value,
    Beginning of Period                  $27.73         $23.96         $24.56        $21.04         $18.58         $14.77
                                         ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) .......   (0.067)        (0.030)         0.110         0.096          0.250          0.204
  Net Gains (Losses) on
    Securities (both Realized
    and Unrealized) ..................   (0.783)         7.080         (0.156)        5.286          3.931          5.042
                                         ------         ------         ------        ------         ------         ------
  Total from Investment
    Operations .......................   (0.850)         7.050         (0.046)        5.382          4.181          5.246
                                         ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net
    Investment Income ................       --             --         (0.111)       (0.096)        (0.250)        (0.204)
  Dividends in Excess of Net
    Investment Income ................       --             --             --        (0.004)            --             --
  Distributions from Net
    Realized Gains ...................       --         (3.280)        (0.443)       (1.762)        (1.471)        (0.885)
  Distributions in Excess of
    Net Realized Gains ...............       --             --             --            --             --         (0.346)
  Tax Return of Capital ..............       --             --             --            --             --         (0.001)
                                         ------         ------         ------        ------         ------         ------
  Total Distributions ................       --         (3.280)        (0.554)       (1.862)        (1.721)        (1.436)
                                         ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period .......   $26.88         $27.73         $23.96        $24.56         $21.04         $18.58
                                         ======         ======         ======        ======         ======         ======
Total Return(A) ......................   (3.06%)        29.42%         (0.18%)       25.85%         22.50%         35.52%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ..................    1.38%(D)       1.50%          1.57%         1.49%          1.58%          1.69%
  Net Expenses .......................    1.35%(D)       1.32%          1.25%         1.25%          1.06%          1.08%
  Net Investment Income (Loss)(C) ....   (0.48%)(D)     (0.16%)         0.44%         0.49%          1.29%          1.20%
Portfolio Turnover Rate ..............   45.36%        133.63%         43.42%        21.02%         44.50%         37.59%
Net Assets, At End of Period (000) ...  $88,791        $94,840        $67,478       $66,762        $40,282        $29,144

-------------------
(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for a period of less than one year is not annualized.
(B) Had fees not been waived and expenses not been assumed.
(C) Ratios would have been (0.51%), (0.34%), 0.12%, 0.25%, 0.77% and 0.59%, respectively, had the Investment Manager not waived expenses.
(D) Annualized.


                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:


                                                                              VAN ECK/CHUBB TAX-EXEMPT FUND
                                                        ---------------------------------------------------------------------
                                                                                        CLASS A
                                        SIX MONTHS      ---------------------------------------------------------------------
                                           ENDED                                 YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2000    ---------------------------------------------------------------------
                                        (UNAUDITED)      1999           1998          1997           1996           1995
                                       -------------    ------         ------        ------         ------         ------
Net Asset Value,
  Beginning of Period .................  $11.80         $12.74         $12.56        $12.15         $12.33         $11.22
                                         ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............   0.270          0.533          0.537         0.581          0.611          0.621
  Net Gains (Losses) on
    Securities (both Realized
    and Unrealized) ...................   0.160         (0.935)         0.202         0.450         (0.137)         1.132
                                         ------         ------         ------        ------         ------         ------
  Total from Investment
    Operations ........................   0.430         (0.402)         0.739         1.031          0.474          1.753
                                         ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net
    Investment Income .................  (0.270)        (0.533)        (0.539)       (0.581)        (0.611)        (0.621)
  Distributions from Capital Gains ....      --         (0.005)        (0.020)       (0.036)        (0.043)        (0.010)
  Distributions in Excess of
    Capital Gains .....................      --             --             --        (0.004)            --         (0.012)
                                         ------         ------         ------        ------         ------         ------
  Total Distributions .................  (0.270)        (0.538)        (0.559)       (0.621)        (0.654)        (0.643)
                                         ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period ........  $11.96         $11.80        $12.74         $12.56         $12.15         $12.33
                                         ======         ======         ======        ======         ======         ======
Total Return(A) .......................   3.70%         (3.25%)         6.01%         8.73%          4.00%         15.88%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ...................   1.55%(D)       1.52%          1.63%         1.56%          1.65%          1.79%
  Net Expenses ........................   1.00%(D)       1.00%          1.00%         1.00%          0.98%          1.00%
  Net Investment Income(C) ............   4.58%(D)       4.30%          4.23%         4.74%          5.00%          5.20%
Portfolio Turnover Rate ...............   0.00%          0.74%          2.50%        12.78%         16.29%          7.39%
Net Assets, At End of Period (000) .... $28,352        $28,409        $31,680       $31,288        $15,061        $15,259

--------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for a period of less than one year is not annualized.
(B) Had fees not been waived and expenses not been assumed.
(C) Ratios would have been 4.03%, 3.78%, 3.60%, 4.18%, 4.33% and 4.41%, respectively, had the Investment Manager not waived expenses.
(D) Annualized.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:


                                                                             VAN ECK/CHUBB TOTAL RETURN FUND
                                                        ---------------------------------------------------------------------
                                                                                        CLASS A
                                        SIX MONTHS      ---------------------------------------------------------------------
                                           ENDED                                 YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2000    ---------------------------------------------------------------------
                                        (UNAUDITED)      1999           1998          1997           1996           1995
                                       -------------    ------         ------        ------         ------         ------
Net Asset Value,
  Beginning of Period .................  $19.26         $19.27         $20.22        $17.41         $15.96         $13.23
                                         ------         ------         ------        ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ...............   0.165          0.417          0.393         0.365          0.370          0.373
  Net Gains on Securities (both
    Realized and Unrealized) ..........   0.145          3.113          0.158         3.778          2.321          3.586
                                         ------         ------         ------        ------         ------         ------
  Total from Investment Operations ....   0.310          3.530          0.551         4.143          2.691          3.959
                                         ------         ------         ------        ------         ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net
    Investment Income .................  (0.170)        (0.410)        (0.390)       (0.365)        (0.370)        (0.373)
  Dividends in Excess of
    Net Investment Income .............      --             --             --        (0.004)            --             --
  Distributions from Capital Gains ....  (0.110)        (3.130)        (1.111)       (0.964)        (0.871)        (0.692)
  Tax Return of Capital ...............      --             --             --            --             --         (0.164)
                                         ------         ------         ------        ------         ------         ------
  Total Distributions .................  (0.280)        (3.540)        (1.501)       (1.333)        (1.241)        (1.229)
                                         ------         ------         ------        ------         ------         ------
Net Asset Value, End of Period ........  $19.29         $19.26         $19.27        $20.22         $17.41         $15.96
                                         ======         ======         ======        ======         ======         ======
Total Return(A) .......................   1.60%         18.57%          2.73%        24.09%         17.04%         30.13%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ...................   1.51%(D)       1.49%          1.61%         1.51%          1.59%          1.70%
  Net Expenses ........................   1.35%(D)       1.32%          1.25%         1.25%          1.08%          1.08%
  Net Investment Income(C) ............   1.68%(D)       2.07%          1.87%         1.92%          2.26%          2.45%
Portfolio Turnover Rate ...............  30.79%         59.16%         15.78%        15.80%         27.01%         57.62%
Net Assets, At End of Period (000) .... $38,232        $40,059        $42,524       $49,934        $31,064        $22,171

---------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return for a period of less than one year is not annualized.
(B) Had fees not been waived and expenses not been assumed.
(C) Ratios would have been 1.52%, 1.90%, 1.51%, 1.66%, 1.75% and 1.83%, respectively, had the Investment Manager not waived expenses.
(D) Annualized.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

Van Eck/Chubb Funds, Inc. (the "Company"), formerly known as Chubb Investment Funds, Inc., was incorporated under the laws of the State of Maryland on April 27, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of five funds (the "Funds"): Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund, and Van Eck/Chubb Total Return Fund. On June 15, 1999, Class B shares for Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund and Van Eck/Chubb Total Return Fund ceased operations. On June 16, 1999, Class B shares for Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Tax-Exempt Fund ceased operations.

At June 30, 2000, Chubb Life Insurance Company of America ("Chubb Life") and its affiliates and Van Eck Associates Corporation owned the following shares of each
Fund:

                                               SHARES             % OF
                                                OWNED            SHARES
                                              ---------         --------
Van Eck/Chubb Global Income Fund
  Class A shares ..........................   6,152,505          73.80%
Van Eck/Chubb Government Securities Fund
  Class A shares ..........................   2,415,550          83.48%
Van Eck/Chubb Growth and Income Fund
  Class A shares ..........................   1,836,326          55.60%
Van Eck/Chubb Tax-Exempt Fund
  Class A Shares ..........................   1,802,258          76.04%
Van Eck/Chubb Total Return Fund
  Class A Shares ..........................   1,014,721          51.20%


NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Company's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS: Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and asked prices at the close of trading. Quotations of foreign securities denominated in foreign currencies are converted into U.S. dollars using the prevailing foreign exchange rates. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of quotes provided by a pricing service that determines the current value for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect fair market value more accurately. Short-term debt instruments with a remaining maturity of less than 60 days are valued by the amortized cost method, which approximates market value, unless the Board of Directors determines that this does not represent fair value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed.

All U.S. dollar denominated cash is held in an interest bearing account.

FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. The market values of investments, other assets and liabilities, and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Since the net assets of the Funds are presented at the exchange rates and market value prevailing at the end of the period, the Funds generally do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on securities from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, the Van Eck/Chubb Global Income Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations; such fluctuations are included in net realized gain or loss from foreign currency transactions.

Reported net realized gain or loss from foreign currency transactions (including foreign currency forward contracts) arises from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid and for the Van Eck/Chubb Global Income Fund, the fluctuations in exchange rates on sales or maturities of foreign currency-denominated debt obligations. Net unrealized gain or loss from foreign currency transactions arises from changes in the value of assets and liabilities, other than investments in securities, resulting from fluctuations in exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain Funds may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. The Van Eck/Chubb Global Income Fund may also enter into cross currency hedges by entering into transactions to purchase or sell one or more currencies that are expected to increase or decrease relative to other currencies in which the Fund has or expects to have exposure. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions. At June 30, 2000, the Van Eck/Chubb Global Income Fund had the following open forward foreign currency contracts:

                                      VALUE AT                   UNREALIZED
                                     SETTLEMENT     CURRENT     APPRECIATION
CONTRACTS                               DATE         VALUE     (DEPRECIATION)
---------                            ----------     -------    --------------
FOREIGN CURRENCY BUY CONTRACTS:

EUR   7,569,068 expiring 7/05/00    $ 7,200,000    $ 7,235,322     $35,322
JPY   1,150,106,400 expiring
          7/05/00                    10,941,541     10,849,250     (92,291)
FOREIGN CURRENCY SELL CONTRACTS:
EUR   5,615,517 expiring 7/05/00      5,384,720      5,367,910      16,810
GBP   6,200,000 expiring 7/05/00      9,376,880      9,402,171     (25,291)
                                                                 ---------
                                                                  $(65,450)
                                                                 =========

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon after the ex-dividend date as the respective Funds, using reasonable diligence, become aware of such dividends.

DIVIDENDS TO SHAREHOLDERS: Dividends to shareholders from net investment income are declared daily and distributed monthly for the Van Eck/Chubb Government Securities Fund; declared and distributed monthly for the Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Global Income Fund; declared and distributed quarterly for the Van Eck/Chubb Total Return Fund; and declared and distributed annually for the Van Eck/Chubb Growth and Income Fund. Dividends from net realized capital gains are declared and distributed at least once annually, if available. Dividends distributed to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

At December 31, 1999, the Van Eck/Chubb Government Securities Fund had $281,069 of accumulated realized losses, of which $237,474 expires in 2001 and $43,595 expires in 2007, the Van Eck/Chubb Growth and Income Fund had $9,736,429 of accumulated realized losses expiring in 2007, and the Van Eck/Chubb Global Income Fund had $4,068,060 of accumulated realized losses, of which $1,251,160 expires in 2002, $1,481,051 expires in 2004 and $1,335,849 expires in 2007.
These losses are available to be used to offset future realized capital gains.

ORGANIZATION COSTS: Costs incurred in connection with the initial organization of the Van Eck/Chubb Global Income Fund are being amortized on the straight-line basis over a period of five years.

NOTE C--INVESTMENTS

As of June 30, 2000, gross unrealized gains and losses on investments were as follows:

                                     GROSS        GROSS           NET
                                  UNREALIZED    UNREALIZED     UNREALIZED
                                     GAINS        LOSSES      GAINS (LOSSES)
                                  ----------    ----------    -------------
Van Eck/Chubb Global
  Income Fund ................... $  150,037    $6,132,283   $ (5,982,246)
Van Eck/Chubb Government
  Securities Fund ...............     36,994       659,490       (622,496)
Van Eck/Chubb Growth and
  Income Fund ................... 19,874,892     5,945,856     13,929,036
Van Eck/Chubb Tax-Exempt Fund ...    368,226       376,046         (7,820)
Van Eck/Chubb Total Return Fund..  6,065,374     1,422,506      4,642,868


Purchases and sales of investment securities for the six months ended June 30, 2000, other than short-term obligations, were as follows:

                                                           PROCEEDS
                                           COST OF           FROM
                                          INVESTMENT       INVESTMENT
                                          SECURITIES       SECURITIES
                                           PURCHASED          SOLD
                                          -----------      -----------
Van Eck/Chubb Global Income Fund .......  $31,335,209      $26,658,434
Van Eck/Chubb Government
  Securities Fund ......................           --          286,250
Van Eck/Chubb Growth and Income Fund ...   44,435,264       39,015,886
Van Eck/Chubb Tax-Exempt Fund ..........           --          784,947
Van Eck/Chubb Total Return Fund ........   11,661,742       12,719,992


Transactions in put/call options written for the Van Eck/Chubb Global Income Fund for the six months ended June 30, 2000 were as follows:

                                               NUMBER OF       PREMIUMS
                                               CONTRACTS       RECEIVED
                                               ---------      ---------
Options outstanding at beginning of period ...  185,000       $150,763
Options written .............................. (135,000)      (121,263)
Options expired ..............................  (50,000)       (29,500)
                                                -------       --------
Options outstanding at end of period .........       --             --
                                                =======       ========

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Chubb Asset Managers, Inc. ("Investment Manager"), a wholly-owned subsidiary of The Chubb Corporation, is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. Van Eck Associates Corporation ("Investment Administrator") provides certain administrative services and facilities for the Company.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Administrator, for the six months ended June 30, 2000, received $172,382 in sales loads of which $12,691 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum on Class A shares and 1.00% per annum on Class B shares of the average daily net assets of each Fund.

Investment management fees, which compensate both the Investment Manager and the Investment Administrator, are computed at the following annual percentages for each of the Funds:

AVERAGE DAILY                        INVESTMENT   INVESTMENT
NET ASSETS                            MANAGER    ADMINISTRATOR
-------------                       ----------   -------------
First $200 Million ................    0.20%        0.45%
Next $1.1 Billion .................    0.19%        0.41%
Over $1.3 Billion .................    0.18%        0.37%

IIn  accordance  with the  advisory  agreement,  the  Funds  reimbursed  Van Eck
Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds reimbursed costs in the following amounts: $6,279 for Van Eck/Chubb Global Income Fund, $1,486 for Van Eck/Chubb Government Securities Fund, $10,930 for Van Eck/Chubb Growth & Income Fund, $2,795 for Van Eck/Chubb Tax-Exempt Fund and $5,306 for Van Eck/Chubb Total Return Fund.

Pursuant to an expense limitation agreement for Class A shares the rate of expenses borne by the Funds, based on average net assets, were as follows: For the six months ended June 30, 2000, Van Eck/Chubb Global Income Fund-1.35%, Van Eck/Chubb Government Securities Fund-1%, Growth & Income Fund-1.35%, Van Eck/Chubb Tax-Exempt Fund-1%, and Van Eck/Chubb Total Return Fund-1.35%.

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.

                               VAN ECK/CHUBB GLOBAL INCOME FUND
                        ------------------------------------------------
                            SIX MONTHS ENDED             YEAR ENDED
                        JUNE 30, 2000 (UNAUDITED)     DECEMBER 31, 1999
                        ------------------------------------------------
CLASS A                   SHARES     DOLLARS        SHARES      DOLLARS
                         --------  ----------      --------    ---------
Shares sold ...........  204,534  $ 1,777,476       417,848   $3,884,393
Shares issued as
  reinvestment of
  dividends and
  distributions .......  212,108    1,825,444       377,885    3,542,354
Shares redeemed ....... (637,537)  (5,526,666)   (1,079,584) (10,132,489)
                       ---------  -----------    ----------  -----------
Net decrease .......... (220,895) $(1,923,746)     (283,851) $(2,705,742)
                       =========  ===========    ==========  ===========

                                              PERIOD FROM
                                            JANUARY 1, 1999
                                                THROUGH
                                             JUNE 15, 1999
                                          --------------------
CLASS B                                    SHARES     DOLLARS
                                          --------  ----------
Shares sold ...........................     150       $  1,448
Shares issued as
  reinvestment of dividends
  and distributions ...................       5             45
Shares redeemed .......................    (503)        (4,836)
                                          -----       --------
Net decrease ..........................    (348)      $ (3,343)
                                          =====       ========

                             VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                        ----------------------------------------------------
                              SIX MONTHS ENDED              YEAR ENDED
                          JUNE 30, 2000 (UNAUDITED)      DECEMBER 31, 1999
CLASS A                      SHARES      DOLLARS       SHARES        DOLLARS
                          ----------   ----------     --------    -----------
Shares sold .............    90,094    $ 929,804       84,345     $  897,779
Shares issued as
  reinvestment of
  dividends .............    72,333      749,476      144,433      1,534,400
Shares redeemed .........  (160,094)  (1,649,010)    (308,427)    (3,287,213)
                           --------   ----------     --------     ----------
Net increase (decrease)..     2,333    $  30,270      (79,649)    $ (855,034)
                           ========   ==========     ========     ==========


                                              PERIOD FROM
                                            JANUARY 1, 1999
                                                THROUGH
                                             JUNE 15, 1999
                                       ------------------------
CLASS B                                 SHARES         DOLLARS
                                       --------      ----------
Shares sold ........................     2,365       $  26,118
Shares issued as
  reinvestment of dividends ........       278           3,006
Shares redeemed ....................   (16,642)       (177,153)
                                       -------       ---------
Net decrease .......................    (13,999)     $(148,029)
                                       ========      =========

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

                                  VAN ECK/CHUBB GROWTH AND INCOME FUND
                            ------------------------------------------------
                                SIX MONTHS ENDED             YEAR ENDED
                            JUNE 30, 2000 (UNAUDITED)    DECEMBER 31, 1999
CLASS A                         SHARES    DOLLARS       SHARES      DOLLARS
                               --------  ---------     --------    ---------
Shares sold .................   75,102   $2,112,456     85,153    $1,176,880
Share issued in
  connection with
  an acquisition (Note H) ...       --           --  1,000,799    27,551,990
Shares issued as
  reinvestment of dividends
  and distributions .........       --           --    353,240     9,795,771
Shares redeemed ............. (192,844)  (5,299,364)  (835,014)  (21,209,620)
                              --------  -----------   --------   -----------
Net increase (decrease) ..... (117,742) $(3,186,908)   604,178   $17,315,021
                              ========  ===========   ========   ===========


                                            PERIOD FROM
                                          JANUARY 1, 1999
                                              THROUGH
                                           JUNE 16, 1999
                                      ------------------------
CLASS B                                 SHARES        DOLLARS
                                      ----------    ----------
Shares sold ......................       5,876       $ 138,798
Shares redeemed ..................     (30,758)       (766,438)
                                      --------       ---------
Net decrease .....................     (24,882)      $(627,640)
                                      ========       =========


                                     VAN ECK/CHUBB TAX-EXEMPT FUND
                             --------------------------------------------
                                 SIX MONTHS ENDED          YEAR ENDED
                             JUNE 30, 2000 (UNAUDITED)  DECEMBER 31, 1999
CLASS A                          SHARES     DOLLARS     SHARES    DOLLARS
                                --------   --------     -------   -------
Shares sold ...................  40,570    $478,724    190,591   $2,367,315
Shares issued as
  reinvestment of dividends
  and distributions ...........  49,314     582,845     98,553    1,212,867
Shares redeemed ...............(127,616) (1,511,304)  (367,466)  (4,534,290)
                               --------  ----------   --------   ----------
Net decrease .................. (37,732) $ (449,735)   (78,322)  $ (954,108)
                               ========  ==========   ========   ==========


                                               PERIOD FROM
                                             JANUARY 1, 1999
                                                 THROUGH
                                              JUNE 16, 1999
                                          --------------------
CLASS B                                   SHARES       DOLLARS
                                          -------      -------
Shares sold ..........................    2,467        $31,568
Shares issued as
  reinvestment of dividends
  and distributions ..................       28            355
Shares redeemed ......................   (4,786)       (60,062)
                                         ------       --------
Net decrease .........................   (2,291)      $(28,139)
                                         ======       ========


                                        VAN ECK/CHUBB TOTAL RETURN FUND
                                ---------------------------------------------
                                     SIX MONTHS ENDED          YEAR ENDED
                                JUNE 30, 2000 (UNAUDITED)  DECEMBER 31, 1999
CLASS A                            SHARES     DOLLARS     SHARES     DOLLARS
                                   ------     --------   --------   ---------
Shares sold ...................   23,319   $  448,318     48,982    $ 959,854
Shares issued as
  reinvestment of dividends
  and distributions ...........   27,957      545,839    326,596    6,302,681
Shares redeemed ............... (149,258)  (2,868,907)  (502,199)  (9,850,433)
                                --------  -----------   --------  -----------
Net decrease ..................  (97,982) $(1,874,750)  (126,621) $(2,587,898)
                                ========  ===========   ========  ===========


                                           PERIOD FROM
                                         JANUARY 1, 1999
                                             THROUGH
                                          JUNE 16, 1999
                                       ----------------------
CLASS B                                 SHARES      DOLLARS
                                       --------   -----------
Shares sold ........................     6,035     $112,964
Shares issued as
  reinvestment of dividends
  and distributions ................        91        1,735
Shares redeemed ....................   (23,300)    (450,780)
                                       -------    ---------
Net decrease .......................   (17,174)   $(336,081)
                                       =======    =========


NOTE F--FUTURES CONTRACTS

As of June 30, 2000, the Van Eck/Chubb Global Income Fund had open futures contracts. These contracts were acquired in lieu of a direct purchase of the securities. Using futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. Risks may also be caused by imperfect correlations between the movements in the price of the futures contract and the price of the underlying security.

Upon entering into a futures contract, the Fund is required to pledge to a broker cash in an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the futures contract is closed, at which time the net gain or loss is reclassified to realized. At June 30, 2000, the Van Eck/Chubb Global Income Fund had the following open futures contract:


                    EXPIRATION  NUMBER OF    CONTRACT   CURRENT    UNREALIZED
                       DATE     CONTRACTS     VALUE      VALUE    DEPRECIATION
                    ----------------------------------------------------------
LONG CONTRACT:
10 Year Euro
Bundesobligation     9/07/00       75      $7,601,044  $7,532,337   $(68,707)

NOTE G--DIRECTOR DEFERRED COMPENSATION PLAN

The Van Eck/Chubb  Funds,  Inc.  established a Deferred  Compensation  Plan (the
Plan) for Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Van Eck/Chubb Funds as directed by the Directors. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

VAN ECK/CHUBB FUNDS, INC.

--------------------------------------------------------------------------------

As of June 30, 2000, the total liability portion of the Plan is as follows:

Van Eck/Chubb Global Income Fund--$14,188, Van Eck/Chubb Government Securities Fund--$6,415, Van Eck/Chubb Growth and Income Fund--$14,486, Van Eck/Chubb Tax-Exempt Fund--$6,223 and Van Eck/Chubb Total Return Fund--$8,709.

NOTE H--ACQUISITION

As of the close of business on November 10, 1999 Van Eck/Chubb Growth & Income Fund acquired all the net assets of Van Eck/Chubb Capital Appreciation Fund pursuant to a plan of reorganization approved by Van Eck/Chubb Capital Appreciation Fund shareholders on August 27, 1999.

The acquisition was accomplished by a tax-free exchange of 2,342,857 shares of Van Eck/Chubb Capital Appreciation Fund (valued at $27,551,990) for 1,000,799 shares of Van Eck/Chubb Growth and Income Fund outstanding on November 10, 1999.

Van Eck/Chubb Capital Appreciation Fund's net assets at that date, $27,551,990, including $999,686 of unrealized appreciation were combined with those of the Van Eck/Chubb Growth and Income Fund. The aggregate net assets of Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Capital Appreciation Fund before the acquisition were $58,671,818 and $27,551,990, respectively. In connection with the merger, the Van Eck/Chubb Growth and Income Fund acquired accumulated net realized losses of $9,948,895, of which $212,466 was utilized during the current year. The balance is available for carryforward to future years (see Note B). In accordance with income tax rules the utilization of such carryforward is limited to $1,520,870 annually.

NOTE I--BANK LINE OF CREDIT

The Van Eck/Chubb Funds, Inc. may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Funds did not borrow under the Facility.

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VAN ECK GLOBAL

Investment Adviser: Chubb Asset Managers, Inc.
     Distributor:   Van Eck Securities Corporation
                    99 Park Avenue, New York, NY 10016
                    www.vaneck.com
Account Assistance: (800) 544-4653

This report must be accompanied or preceded by a Van Eck/Chubb Funds prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.